UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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M3-Brigade Acquisition V Corp.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF EXTRAORDINARY GENERAL MEETING
TO BE HELD ON July 17, 2026

M3-Brigade Acquisition V Corp.
200 Park Avenue, 58th Floor,
New York, NY. 10166

June 29, 2026

TO THE SHAREHOLDERS OF M3-BRIGADE ACQUISITION V CORP.

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of shareholders (the “Meeting”) of M3-Brigade Acquisition V Corp., a Cayman Islands exempted company (the “Company,” “we” or “us”), will be held on July 17, 2026, at 11 a.m. Eastern Time. The Meeting will be held at the office of Troutman Pepper Locke LLP, located at 875 Third Ave, 17th Floor, New York, New York 10022, United States, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/m3brigadev/ext2026. The Company encourages you to use remote methods of attending the Meeting or to attend via proxy. This Notice of Meeting, the proxy statement and the proxy card that each accompany this proxy statement are also available at https://www.cstproxy.com/m3brigadev/ext2026. On behalf of the board of directors (the “Board”) of the Company, I invite you to attend the Meeting.

To register and receive access to the live webcast of the Meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement. You will not be able to vote or submit questions through the listen-only format.

As discussed in the enclosed proxy statement, the purpose of the Meeting is to consider and vote upon the following proposals:

1.      Proposal No. 1 — The Extension Proposal — A proposal to approve, by way of special resolution, an amendment to the Company’s amended and restated memorandum and articles of association (the “Articles”) in the form set forth in Annex A to the accompanying proxy statement, to extend the date by which the Company must consummate an initial business combination by 12 months (the “Extension”) (to August 2, 2027, or such earlier date as may be determined by the Board in its sole discretion (the “Extension Date,” such amendment to the Company’s Articles the “Extension Amendment” and such proposal, the “Extension Proposal”)) and such other modifications to the Articles as may be necessary to give effect to the Extension Proposal;

2.      Proposal No. 2 — The Trust Interest Withdrawal Proposal — A proposal to approve, by way of special resolution, an amendment to the Company’s Articles in the form set forth in Annex A to the accompanying proxy statement, to permit the Company, following the effective date of this amendment and the redemption of Public Shares in connection with the approval of the Extension Amendment, to withdraw up to an aggregate amount of interest earned on the funds held in the Company’s trust account established in connection with its initial public offering with Continental Stock Transfer & Trust Company as the Trustee (the “Trust Account”), equal to $0.10 for each outstanding Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), held by a public shareholder that is not redeemed and remains outstanding immediately following the effective date of this amendment, of which (a) $1,000,000 will be used to pay certain ordinary course expenses of the Company and (b) any amounts in excess of such $1,000,000 will be used to pay accrued liabilities as of the effective date of the amendment to the Company’s Articles (“Trust Interest Withdrawal Amendment” and such proposal the, “Trust Interest Withdrawal Proposal”) and such other modifications to the Articles as may be necessary to give effect to the Trust Interest Withdrawal Proposal;

3.    Proposal No. 3 — The Name Change Proposal — A proposal to approve, by way of special resolution, (i) a change of name of the Company from M3-Brigade Acquisition V Corp. to Velos Acquisition I Corp., and (ii) an amendment to the Company’s Articles, in the form set forth in Annex A to the accompanying proxy statement, to effect the change of the Company’s legal name (the “Name Change”) to Velos Acquisition I Corp. and to change the definition of the term “Sponsor” to mean MI7 Sponsor, LLC (the “Name Change Amendment” and such proposal, the “Name Change Proposal”), and such other modifications to the Articles as may be necessary to give effect to the Name Change Proposal;

4.      Proposal No. 4 — The Fairness Opinion Proposal — A proposal to approve, by way of special resolution, an amendment to the Company’s Articles in the form set forth in Annex A to the accompanying proxy statement, to remove the second sentence of Article 49.12 (fairness opinion requirement) from the Articles in its entirety (the “Fairness Opinion Amendment” and together with the Extension Amendment, the Trust Interest Withdrawal Amendment and the Fairness Opinion Amendment, collectively, the “Articles Amendments,” and individually, an “Articles Amendment,” and such proposal, the “Fairness Opinion Proposal,” and together with the Extension Proposal, Trust Interest Withdrawal Proposal, the Name Change Proposal, and the Fairness Opinion Proposal, collectively, the “Articles Amendment Proposals”) and such other modifications to the Articles as may be necessary to give effect to the Fairness Opinion Proposal;

5.      Proposal No. 5 — The Trust Agreement Amendment Proposal — A proposal to approve, by way of an ordinary resolution, an amendment, in the form set forth in Annex B to the accompanying proxy statement, to the Investment Management Trust Agreement dated July 31, 2024 between Continental and the Company (the “Trust Agreement”), to permit the Company, following the effective date of the Trust Interest Withdrawal Amendment, to withdraw up to an aggregate amount of interest earned on the funds held in the Company’s Trust Account in an amount equal to $0.10 for each outstanding Class A Ordinary Share held by a public shareholder that is not redeemed and remains outstanding immediately following the effective date of this amendment, of which (a) $1,000,000 will be used to pay certain ordinary course expenses of the Company and (b) any amounts in excess of such $1,000,000 will be used to pay accrued liabilities as of the effective date of the Trust Interest Withdrawal Amendment (the “Trust Agreement Amendment,” and such proposal, the “Trust Agreement Amendment Proposal,” and, together with the Articles Amendments the “Amendments” and the Articles Amendment Proposals, collectively with the Trust Agreement Amendment Proposal, the “Amendment Proposals”).

6.      Proposal No. 6 — The Adjournment Proposal — A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of any of the Amendment Proposals or if we determine that additional time is necessary to effectuate the Extension or the Amendments (the “Adjournment Proposal”).

Approval of each Articles Amendment Proposal is not conditioned upon approval of any other Articles Amendment Proposal, except that (i) the Trust Interest Withdrawal Proposal is conditioned upon shareholder approval of the Extension Proposal and (ii) the Trust Agreement Amendment Proposal is conditioned upon shareholder approval of the Trust Interest Withdrawal Proposal. Approval of the Amendment Proposals are a condition to the implementation of the Amendments. The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Amendment Proposals or if we determine that additional time is necessary to effectuate the Extension or the other Amendments.

The purposes of the Amendment Proposals and, if necessary, the Adjournment Proposal are more fully described in the accompanying proxy statement and Annex A, which includes the text of the proposed Articles Amendments and Annex B, which includes the text of the proposed Trust Agreement Amendment. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. In addition to considering and voting on the foregoing proposals, members of the Company’s management will be available at the Meeting to discuss and answer questions of shareholders regarding the Company’s current affairs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL, THE TRUST INTEREST WITHDRAWAL PROPOSAL, The Name Change Proposal, THE FAIRNESS OPINION PROPOSAL, THE TRUST Agreement AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the proposals being presented to shareholders at the Meeting are to provide us with additional time to complete a merger, share exchange, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “business combination”). As previously disclosed on June 12, 2026, we entered into a Mutual Termination Agreement (the “Termination Agreement”) with ReserveOne, Inc., a Delaware corporation (“ReserveOne”), to terminate the Business Combination Agreement dated July 7, 2025 (the “ReserveOne BCA”) we entered into with ReserveOne, ReserveOne Holdings, Inc., a Delaware corporation (“Pubco”), and certain Pubco subsidiaries (all of the transactions contemplated by the ReserveOne BCA, including the issuances of securities thereunder, the “ReserveOne Business Combination”). The parties entered into the Termination Agreement following careful consideration of current market dynamics and feedback from investors and other stakeholders concerning the ReserveOne Business Combination.

Our Articles currently provide that the Company must liquidate the Trust Account if it has not consummated its initial business combination by August 2, 2026. Without the Extension, we believe that we will not be able to complete an initial business combination on or before August 2, 2026. If that were to occur, the Company would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of the Company and its shareholders to extend the date by which the Company has to consummate an initial business combination to the Extension Date in order for our shareholders to have the opportunity to participate in an investment in a combined company. In addition, the Board believes that it is advantageous for the Board to be able to determine whether to liquidate and dissolve the Company at an earlier date. Approval of the Extension Proposal is a condition to the implementation of the Extension.

The purpose of the Trust Interest Withdrawal Proposal and the Trust Agreement Amendment Proposal is to increase the amount of funds available to the Company to finance its expenses in connection with identifying a potential business combination target and consummating a business combination. The Company has incurred significant expenses in connection with the previously announced proposed ReserveOne Business Combination, which terminated on June 12, 2026. The Company will continue to incur expenses to identify an attractive business combination target, including by evaluating potential target businesses, performing business due diligence on potential target businesses, traveling to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, reviewing corporate documents and material agreements of prospective target businesses and structuring, negotiating and consummating a business combination and other corporate purposes. Deficiencies in working capital may impede the identification of an attractive initial business combination target and the consummation of a business combination. Accordingly, our Board believes that implementation of the Trust Interest Withdrawal Amendment and the Trust Agreement Amendment is advisable to provide the Company with additional working capital to support the Company’s efforts identify an attractive business combination target and consummate an initial business combination.

If the Trust Interest Withdrawal Amendment and the Trust Agreement Amendment are implemented, working capital would be permitted to be distributed to the Company from the interest earned on the funds in the Trust Account, to the extent such interest is accrued prior to the date of the Trust Interest Withdrawal Amendment. The Trust Interest Withdrawal Amendment and the Trust Agreement Amendment would permit the Company, following the effective date of such amendments to withdraw up to an aggregate amount of interest earned on the funds held in the Company’s Trust Account equal to $0.10 for each Class A Ordinary Share issued in the Company’s initial public offering that is held by a Public Shareholder (as defined below) that is not redeemed and remains outstanding immediately following the effective date of the Trust Interest Withdrawal Amendment, of which (a) $1,000,000 will be used to pay certain ordinary course expenses of the Company and (b) any amounts in excess of such $1,000,000 will be used to pay accrued liabilities as of the effective date of the Trust Interest Withdrawal Amendment to the extent such interest is accrued prior to the date of the Amendments. As such, the Company could effectively transfer the costs of expenses to its Public Shareholders that do not elect to redeem their Public Shares (as defined below) in connection with the Trust Interest Withdrawal Amendment by withdrawing interest earned in the Trust Account in an amount equal to $0.10 per Class A Ordinary Share that is held by a Public Shareholder accrued prior to the date of the Trust Interest Withdrawal Amendment for payment of such expenses. The distribution of such interest by the Trustee shall occur as and when directed by the Company following the approval of the Trust Interest Withdrawal Amendment. Any such amounts will not reduce the amount distributable to Public Shareholders that elect to redeem their Ordinary Shares (as defined below) in connection with approval of the Extension Amendment, but would not be included in any funds paid to our Public Shareholders in the event of future redemptions by such shareholders or a liquidation of the Company.

The Name Change Proposal would change Company’s name from “M3-Brigade Acquisition V Corp.” to “Velos Acquisition I Corp.” The Name Change Proposal is being put forward to reflect the new direction of the Company following the termination of the ReserveOne Business Combination.

Section 49.12 of our Articles requires that in the event we enter into an initial business combination with a target business that is affiliated with our Sponsor, a Founder, a Director or an Officer (each, as defined in the Articles), we, or a committee of our independent directors, must obtain an opinion from an independent investment banking firm or another valuation or appraisal firm that regularly renders fairness opinions on the type of target business the Company is seeking to acquire that is a member of the United States Financial Industry Regulatory Authority (“FINRA”) or an independent accounting firm that such a business combination is fair to the Company from a financial point of view.

The purpose of the Fairness Opinion Proposal is to eliminate the requirement to obtain a fairness opinion with respect to certain potential business combination transactions and provide the Board greater flexibility to determine whether to obtain a fairness opinion with respect to any such potential transaction, including, without limitation, (i) if the Sponsor or management has a material interest in a proposed business combination, (ii) the size of a potential business combination, (iii) the potential target’s industry and whether market price of companies in such industry are volatile, (iv) the cost of a fairness opinion and other transaction expenses for a proposed business combination and (v) whether fairness opinions are typically delivered in similar transactions as the proposed business combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Amendment Proposals or if we determine that additional time is necessary to effectuate the Extension or the other Amendments. The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Amendment Proposals or if we determine that additional time is necessary to effectuate the Extension or the other Amendments.

Only holders of record of our Class A Ordinary Shares and Class B ordinary shares of the Company, par value $0.0001 per share (the “Class B Ordinary Shares,” and, collectively with the Class A Ordinary Shares, the “Ordinary Shares”) at the close of business on June 25, 2026 (the “Record Date”), are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting. All Class B Ordinary Shares in the share capital of the Company are currently held by MI7 Sponsor, LLC, a Delaware limited liability company (the “Sponsor”).

Our Board has considered and approved the proposals and recommends that shareholders vote in favor of each proposal. Approval of the each of the Articles Amendment Proposals requires a special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. Approval of the Trust Agreement Amendment Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a majority of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

In connection with the Extension Proposal, holders (“Public Shareholders”) of the Company’s Class A Ordinary Shares that were sold in our initial public offering (the “IPO,” and such shares, the “Public Shares”) may elect to redeem their Public Shares (a “Redemption Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable), divided by the number of then outstanding Public Shares, regardless of whether or how such Public Shareholders vote on the proposals at the Meeting. The deadline to make a Redemption Election is 5:00 P.M. Eastern time on July 15, 2026, the date that is two business days prior to the Meeting. However, redemption payments for Redemption Elections in connection with this Meeting will only be made if the Extension Proposal receives the requisite shareholder approval and we determine to implement the Extension.

If the Extension Proposal is not approved or implemented, and if the Company does not consummate an initial business combination before August 2, 2026, as contemplated by the prospectus from our IPO and in accordance with our Articles, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in Trust Account and not previously released to the Company (which interest shall be less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the warrants (the “Public Warrants”) included in the units (“Units”) sold in the IPO, which will expire worthless in the event the Company winds up.

On June 12, 2026, the Company, the Sponsor, ReserveOne Inc., and ReserveOne Holdings, Inc., a Delaware corporation entered into Voting Support and Non-Redemption Agreements (the “Voting and Non-Redemption Agreements”) with certain investors (such investors entering the Voting and Non-Redemption Agreements, collectively, the “Voting and Non-Redemption Shareholders”) pursuant to which the Voting and Non-Redemption Shareholders have agreed with the Company not to redeem up to an aggregate of approximately 16,000,000 Class A Ordinary Shares in connection with the Amendments. Pursuant to the Voting and Non-Redemption Agreements, the Voting and Non-Redemption Shareholders have agreed with the Company to vote in favor of the Amendment Proposals. The Voting and Non-Redemption Agreements provide, among other things, that the Sponsor will transfer up to an aggregate of 8 million private placement warrants (the “Private Placement Warrants”). Additionally, On June 12, 2026, the Company, the Sponsor, ReserveOne and Pubco entered into Voting Support Agreements (the “Voting Agreements”) with certain unaffiliated third parties (collectively, the “Voting Shareholders”) pursuant to which the Voting Shareholders agreed with the Company to vote in favor of the Amendment Proposals. As of the Record Date, the Sponsor, who the Company expects to vote in favor of the Amendment Proposals, the Voting and Non-Redemption Shareholders and the Voting Shareholders beneficially owned approximately 74% of the outstanding Ordinary Shares entitled to vote at the Meeting. Accordingly, unless the Sponsor does not vote in favor of the Amendment Proposals, or the Voting and Non-Redemption Agreements and Voting Agreements are terminated in accordance with their terms, the Articles Amendment Proposals will be approved without the need for the affirmative votes of any other shareholders.

You are not being asked to vote on any business combination at this time. If the Extension Proposal is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote for an initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event our initial business combination is approved and completed or if the Company has not consummated the initial business combination prior to the Extension Date, subject to the terms of the Articles.

If the Amendment Proposals are approved and the Amendments are implemented, then in accordance with the Trust Agreement, the Trust Account will not be liquidated (other than to effectuate the redemptions described above or to pay expenses under the Trust Interest Withdrawal Proposal) until the earlier of (a) receipt by the Trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the expiration of the period of the Extension. Notwithstanding shareholder approval of the Extension Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD CLASS A ORDINARY SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING CLASS A ORDINARY SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE CLASS A ORDINARY SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR CLASS A ORDINARY SHARES BE REDEEMED FOR CASH, AND (3) DELIVER YOUR SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS. IF THE BUSINESS COMBINATION IS NOT CONSUMMATED, THEN THE CLASS A ORDINARY SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE “THE MEETING — REDEMPTION RIGHTS AND PROCEDURES” IN THE ACCOMPANYING PROXY STATEMENT FOR MORE SPECIFIC INSTRUCTIONS.

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact our transfer agent directly and instruct it to do so.

The Board is at liberty to fix an earlier date before August 2, 2027, by which the Company is required to consummate a business combination, and if the Company does not consummate a business combination by such earlier date, the Company shall, subject to the redemption of Public Shares and the approval of the remaining shareholders and directors, be liquidated and dissolved as promptly as reasonably possible.

Any demand for redemption, once made, may be withdrawn at any time until the Meeting and, thereafter, with the Company’s consent. If a holder of Public Shares delivers the certificate representing such holder’s Ordinary Shares in connection with a Redemption Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that Continental Stock Transfer & Trust Company (the “Transfer Agent”) return the certificate (physically or electronically).

Based upon the amount in the Trust Account as of June 26, 2026, which was approximately $312,197,620, the Company estimates that the per-share pro rata portion of the Trust Account will be approximately $10.86 at the time of the Meeting (the “Redemption Price”). The closing price of the Company’s Ordinary Shares on the Nasdaq Global Market on June 26, 2026 was $10.82. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the Redemption Price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their Public Shares.

After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Meeting, the Articles Amendment Proposals, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to participate in the Meeting virtually or in person, we urge you to read this material carefully and vote your Ordinary Shares.

The Company will pay for the entire cost of soliciting proxies. We have engaged Sodali & Co. (“Sodali”), to assist in the solicitation of proxies for the Meeting. We have agreed to pay Sodali a fee of $20,000 plus charges for additional services. We will also reimburse Sodali for reasonable out-of-pocket expenses, including administrative costs, and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Enclosed is the proxy statement containing detailed information concerning the Meeting, the Amendment Proposals and the Adjournment Proposal. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your Ordinary Shares.

This Proxy Statement is dated JUNE 29, 2026 and is first being mailed to shareholders on or about JUNE 30, 2026.

By order of the Board of Directors

Sincerely,
/s/ Thomas L. Fairfield
Thomas L. Fairfield
Chairman of the Board
June 29, 2026

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO PARTICIPATE VIRTUALLY IN THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE PROPOSALS INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THIS NOTICE OF EXTRAORDINARY MEETING OF SHAREHOLDERS, ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025 AND PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/m3brigadev/ext2026.

ADDITIONAL INFORMATION

This document also constitutes a notice of meeting and a proxy statement under Section 14(a) of the U.S. Securities Exchange Act of 1934, as amended, with respect to the Meeting of the Company at which shareholders of the Company will be asked to consider and vote upon the Amendment Proposals and the Trust Agreement Amendment Proposal. This proxy statement is available without charge to shareholders of the Company upon written or oral request. This document and other filings by the Company with the U.S. Securities and Exchange Commission may be obtained by written request to the Company at M3-Brigade Acquisition V Corp., Attn: Investor Relations 200 Park Avenue, 58th Floor, New York, NY. 10166.

The U.S. Securities and Exchange Commission maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities and Exchange Commission. You may obtain copies of the materials described above at the commission’s internet site at www.sec.gov.

In addition, if you have questions about the proposals or the accompanying proxy statement, would like additional copies of the accompanying proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Sodali & Co, the proxy solicitor for the Company, at (800) 662-5200 (toll free) or by email at MBAV@info.sodali.com. You will not be charged for any of the documents that you request.

See the section titled “Where You Can Find More Information” of the accompanying proxy statement for further information.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Meeting, or no later than July 10, 2026.

M3-Brigade Acquisition V Corp.

200 Park Avenue, 58th Floor

New York, NY 10166

i

M3-Brigade Acquisition V Corp.

PROXY STATEMENT

FOR AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF THE COMPANY

To be held at 11 a.m. Eastern Time on July 17, 2026

The information provided in the Questions and Answers below are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Questions and Answers
About the Extraordinary GENERAL Meeting of Shareholders

Why am I receiving this proxy statement?

This proxy statement of M3-Brigade Acquisition V Corp. (the “Company,” “our,” “we” or “us”) and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at an extraordinary general meeting of shareholders of the Company (the “Meeting”), or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

We are a blank check company incorporated on March 12, 2024 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “business combination”). Our sponsor is MI7 Sponsor, LLC, a Delaware limited liability company (the “Sponsor”).

On August 2, 2024, the Company consummated its initial public offering (“IPO”) of 28,750,000 units (the “Units”), with each unit consisting of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”), and one half of one redeemable warrant (the “Public Warrants”) of the Company, with each whole Public Warrant entitling the holder to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment, which included the full exercise by the underwriters of their over-allotment option in the amount of 3,750,000 Units, at $10.00 per Unit, generating gross proceeds of $287,500,000. Simultaneously with the closing of the IPO, the Company consummated the sale of 8,337,500 warrants (the “Private Placement Warrants”). Following the closing of the IPO, on August 2, 2024, an amount of $288,937,500 ($10.05 per Unit) from the net proceeds of the sale of the Units and the sale of the Private Placement Warrants was placed in the trust account administered by Continental Stock Transfer & Trust Company (“Continental”), acting as Trustee (the “Trust Account”).

Like most blank check companies’ governing documents, our amended and restated memorandum and articles of association (the “Articles”) provide for the return of the IPO proceeds held in trust to the holders of publicly-held Class A Ordinary Shares (“Public Shares”) if there is no qualifying business combination consummated on or before a certain date. In our case, such certain date is August 2, 2026 (i.e., upon the expiration of the 24-month period following the consummation of the IPO, which period we refer to as the “business combination period”). If the Extension Proposal (as defined below) is approved, the business combination period will instead be extended until August 2, 2027 (i.e. within 36 months from the consummation of its IPO) or such earlier date as may be determined by the Board in its sole discretion. Our Board believes that it is in the best interests of the Company and its shareholders to extend the business combination period until that date. Therefore, the Board is submitting the proposals described in this proxy statement for the shareholders to vote upon.

As of the date of this proxy statement, the Sponsor, who we expect to vote in favor of the Extension Proposal, and shareholders who entered into Voting and Non-Redemption Agreements and Voting Agreements beneficially owned approximately 74% of the outstanding Ordinary Shares. Accordingly, unless the Sponsor does not vote in favor of the Amendment Proposals, or the Voting and Non-Redemption Agreements and Voting Agreements are terminated in accordance with their terms, the Amendment Proposals will be approved without the need for the affirmative votes of any other shareholders.

Only holders of record of our Class A Ordinary Shares and Class B Ordinary Shares of the Company, par value $0.0001 per share (the “Class B Ordinary Shares,” and, collectively with the Class A Ordinary Shares, the “Ordinary Shares”) at the close of business on June 25, 2026 (the “Record Date”), are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting. All Class B Ordinary Shares in the share capital of the Company are currently held by our Sponsor. If you are receiving this proxy, the Company has identified you as a holder of Class A Ordinary Shares as of the Record Date.

What is being voted on?

You are being asked to vote on the following proposals:

1.      Proposal No. 1 — The Extension Proposal — A proposal to approve, by way of special resolution, an amendment to the Company’s Articles in the form set forth in Annex A, to extend the date by which the Company must consummate an initial business combination by 12 months (the “Extension”) (to August 2, 2027, or such earlier date as may be determined by the Board in its sole discretion (the “Extension Date,” such amendment to the Company’s Articles the “Extension Amendment” and such proposal, the “Extension Proposal”)) and such other modifications to the Articles as may be necessary to give effect to the Extension Proposal;

2.      Proposal No. 2 — The Trust Interest Withdrawal Proposal — A proposal to approve, by way of special resolution, an amendment to the Company’s Articles in the form set forth in Annex A, to permit the Company, following the effective date of this amendment and the redemption of Public Shares in connection with the approval of the Extension Amendment, to withdraw up to an aggregate amount of interest earned on the funds held in the Company’s Trust Account, equal to $0.10 for each outstanding Class A Ordinary Share, held by a public shareholder that is not redeemed and remains outstanding immediately following the effective date of this amendment, of which (a) $1,000,000 will be used to pay certain ordinary course expenses of the Company and (b) any amounts in excess of such $1,000,000 will be used to pay accrued liabilities as of the effective date of the amendment to the Company’s Articles (“Trust Interest Withdrawal Amendment” and such proposal the, “Trust Interest Withdrawal Proposal”) and such other modifications to the Articles as may be necessary to give effect to the Trust Interest Withdrawal Proposal;

3.      Proposal No. 3 — The Name Change Proposal — A proposal to approve, by way of special resolution, (i) a change of name of the Company from M3-Brigade Acquisition V Corp. to Velos Acquisition I Corp., and (ii) an amendment to the Company’s Articles, in the form set forth in Annex A, to effect the change of the Company’s legal name (the “Name Change”) to Velos Acquisition I Corp. and to change the definition of the term “Sponsor” to mean MI7 Sponsor, LLC (the “Name Change Amendment” and such proposal, the “Name Change Proposal”), and such other modifications to the Articles as may be necessary to give effect to the Name Change Proposal;

4.      Proposal No. 4 — The Fairness Opinion Proposal — A proposal to approve, by way of special resolution, an amendment to the Company’s Articles in the form set forth in Annex A, to remove Article 49.12 (fairness opinion requirement) from the Articles in its entirety (the “Fairness Opinion Amendment” and together with the Extension Amendment, the Trust Interest Withdrawal Amendment and the Fairness Opinion Amendment, collectively, the “Articles Amendments,” and individually, an “Articles Amendment,” and such proposal, the “Fairness Opinion Proposal,” and together with the Extension Proposal, the Trust Interest Withdrawal Proposal, the Name Change Proposal, and the Fairness Opinion Proposal, collectively, the “Articles Amendment Proposals”) and such other modifications to the Articles as may be necessary to give effect to the Fairness Opinion Proposal;

5.      Proposal No. 5 — The Trust Agreement Amendment Proposal — A proposal to approve, by way of an ordinary resolution, an amendment, in the form set forth in Annex B, to the Investment Management Trust Agreement dated July 31, 2024 between Continental and the Company (the “Trust Agreement”), to permit the Company, following the effective date of the Trust Interest Withdrawal Amendment, to withdraw up to an aggregate amount of interest earned on the funds held in the Company’s Trust Account in an amount equal to $0.10 for each outstanding Class A Ordinary Share held by a public shareholder that is not redeemed and remains outstanding immediately following the effective date of this amendment, of which (a) $1,000,000 will be used to pay certain ordinary course expenses of the Company and (b) any amounts in excess of such $1,000,000 will be used to pay accrued liabilities as of the effective date of the Trust Interest Withdrawal Amendment (the “Trust Agreement Amendment,” and such proposal, the “Trust Agreement Amendment Proposal,” and, together with the Articles Amendments the “Amendments” and the Articles Amendment Proposals, collectively with the Trust Agreement Amendment Proposal, the “Amendment Proposals”).

6.      Proposal No. 6 — The Adjournment Proposal — A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of any of the Amendment Proposals or if we determine that additional time is necessary to effectuate the Extension or the Amendments (the “Adjournment Proposal”).

Approval of each Articles Amendment Proposal is not conditioned upon approval of any other Articles Amendment Proposal except that (i) the Trust Interest Withdrawal Proposal is conditioned upon shareholder approval of the Extension Proposal and (ii) the Trust Agreement Amendment is conditioned upon shareholder approval of the Trust Interest Withdrawal Proposal. Approval of the Amendment Proposals are a condition to the implementation of the Amendments. The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Amendment Proposals or if we determine that additional time is necessary to effectuate the Extension or the other Amendments.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the proposals are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” the proposals.

What is the purpose of the proposals?

The purpose of the proposals being presented to shareholders at the Meeting are to provide us with additional time to complete an initial business combination. As previously disclosed on June 12, 2026, we entered into a Mutual Termination Agreement (the “Termination Agreement”) with ReserveOne, Inc., a Delaware corporation (“ReserveOne”), to terminate the Business Combination Agreement dated July 7, 2025 (the “ReserveOne BCA”) we entered into with ReserveOne, ReserveOne Holdings, Inc., a Delaware corporation (“Pubco”), and certain Pubco subsidiaries (all of the transactions contemplated by the ReserveOne BCA, including the issuances of securities thereunder, the “ReserveOne Business Combination”). The parties entered into the Termination Agreement following careful consideration of current market dynamics and feedback from investors and other stakeholders concerning the ReserveOne Business Combination.

Our Articles currently provide that the Company must liquidate the Trust Account if it has not consummated its initial business combination by August 2, 2026. Without the Extension, we believe that we will not be able to complete an initial business combination on or before August 2, 2026. If that were to occur, the Company would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of the Company and its shareholders to extend the date by which the Company has to consummate an initial business combination to the Extension Date in order for our shareholders to have the opportunity to participate in an investment in a combined company. In addition, the Board believes that it is advantageous for the Board to be able to determine whether to liquidate and dissolve the Company at an earlier date. Approval of the Extension Proposal is a condition to the implementation of the Extension.

The purpose of the Trust Interest Withdrawal Proposal and the Trust Agreement Amendment Proposal is to increase the amount of funds available to the Company to finance expenses in connection with identifying a potential business combination target and consummating a business combination. The Company has incurred significant expenses in connection with the previously announced proposed ReserveOne Business Combination, which terminated on June 12, 2026. The Company will continue to incur expenses to identify an attractive business combination target, including by evaluating potential target businesses, performing business due diligence on potential target businesses, traveling to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, reviewing corporate documents and material agreements of prospective target businesses and structuring, negotiating and consummating a business combination and other corporate purposes. Deficiencies in working capital may impede the identification of an attractive initial business combination target and the consummation of a business combination.

Accordingly, our Board believes that implementation of the Trust Interest Withdrawal Amendment and the Trust Agreement Amendment is advisable to provide the Company with additional working capital to support the Company’s efforts to identify an attractive business combination target and consummate an initial business combination.

If the Trust Interest Withdrawal Amendment and the Trust Agreement Amendment are implemented, working capital would be permitted to be distributed to the Company from the interest earned on the funds in the Trust Account to the extent such interest is accrued prior to the date of the Trust Interest Withdrawal Amendment. The Trust Agreement Amendment would permit the Company, following the effective date of the Trust Interest Withdrawal Amendment, to withdraw up to an aggregate amount of interest earned on the funds held in the Company’s Trust Account in an amount equal to $0.10 for each Class A Ordinary Share issued in the Company’s initial public offering and held by a Public Shareholder (as defined below) that is not redeemed and remains outstanding immediately following the effective date of the Trust Interest Withdrawal Amendment, of which (a) $1,000,000 will be used to pay certain ordinary course expenses of the Company and (b) any amounts in excess of such $1,000,000 will be used to pay accrued liabilities as of the effective date of the amendment to the Company’s Articles to the extent such interest is accrued prior to the date of the Amendments. As such, the Company could effectively transfer the costs of expenses to its Public Shareholders (as defined below) that do not elect to redeem their Public Shares in connection with the Extension Amendment by withdrawing interest earned in the Trust Account in an amount equal to $0.10 per Class A Ordinary Share held by a Public Shareholder accrued prior to the date of the Trust Interest Withdrawal Amendment for payment of such expenses. The distribution of such interest by the Trustee shall occur as and when directed by the Company following the implementation of the Trust Interest Withdrawal Amendment. Any such amounts will not reduce the amount distributable to Public Shareholders that elect to redeem their Ordinary Shares in connection with approval of the Extension Amendment, but would not be included in any funds paid to our public shareholders in the event of future redemptions by such shareholders or a liquidation of the Company.

The Name Change Proposal is being put forward to change Company’s name from “M3-Brigade Acquisition V Corp.” to “Velos Acquisition I Corp.” and to change the definition of the term “Sponsor” to mean MI7 Sponsor, LLC. The Name Change Proposal is being put forward to reflect the new direction of the Company following the termination of the ReserveOne Business Combination.

Section 49.12 of our Articles requires that in the event we enter into an initial business combination with a target business that is affiliated with our Sponsor, a Founder, a Director or an Officer (each, as defined in the Articles), we, or a committee of our independent directors, must obtain an opinion from an independent investment banking firm or another valuation or appraisal firm that regularly renders fairness opinions on the type of target business the Company is seeking to acquire that is a member of FINRA or an independent accounting firm that such a business combination is fair to the Company from a financial point of view.

The purpose of the Fairness Opinion Proposal is to eliminate the requirement to obtain a fairness opinion with respect to certain potential business combination transactions and provide the Board greater flexibility to determine whether to obtain a fairness opinion with respect to any such potential transaction, including, without limitation, (i) if the Sponsor or management has a material interest in a proposed business combination, (ii) the size of a potential business combination, (iii) the potential target’s industry and whether market price of companies in such industry are volatile, (iv) the cost of a fairness opinion and other transaction expenses for a proposed business combination and (v) whether fairness opinions are typically delivered in similar transactions as the proposed business combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Amendment Proposals or if we determine that additional time is necessary to effectuate the Extension or the other Amendments. The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Amendment Proposals or if we determine that additional time is necessary to effectuate the Extension or the other Articles Amendments.

The Sponsor has agreed to waive its redemption rights with respect to its Founder Shares (as defined below) and Public Shares (as defined below) in connection with a shareholder vote to approve the Articles Amendments.

You are not being asked to vote on any business combination transaction at this time. If the Extension Proposal is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote for an initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event our initial business combination is approved and completed or if the Company has not consummated the initial business combination prior to the Extension Date, subject to the terms of the Articles.

Why should I vote “FOR” the proposals?

The Board believes shareholders will benefit from the Company consummating a business combination and is proposing the Extension Proposal to extend the date by which the Company must complete a business combination until the Extension Date. The Extension would give the Company the opportunity to complete a business combination, which our Board believes is in the best interests of the shareholders.

The Articles provide that if our shareholders approve an amendment to our Articles that would modify the substance or timing of the Company’s obligation to redeem Public Shares if the Company does not complete a business combination before August 2, 2026, the Company will provide holders of its Public Shares (“Public Shareholders”) with the opportunity to redeem all or a portion of their Public Shares upon such approval (an election for such a redemption, an “Election”). Therefore, in connection with the Extension Proposal, Public Shareholders may elect to redeem their Public Shares (a “Redemption Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable), divided by the number of then outstanding Public Shares, regardless of whether or how such Public Shareholders vote on the proposals at the Meeting. The deadline to make a Redemption Election is 5:00 P.M. Eastern time on July 15, 2026, the date that is two business days prior to the Meeting. However, redemption payments for Redemption Elections in connection with this Meeting will only be made if the Extension Proposal receives the requisite shareholder approval and we determine to implement the Extension.

If any of the Extension Proposal is not approved or implemented, and if the Company does not consummate an initial business combination before August 2, 2026, as contemplated by the prospectus from our IPO and in accordance with our Articles, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in Trust Account and not previously released to the Company (which interest shall be less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the Public Warrants, which will expire worthless in the event the Company winds up.

The Board believes it is in the Company’s best interests for the Company to have additional time to complete an initial business combination. The Board is also at liberty to fix an earlier date before August 2, 2027, by which the Company is required to consummate a business combination, and if the Company does not consummate a business combination by such earlier date, the Company shall, subject to the redemption of Public Shares and the approval of the remaining shareholders and directors, be liquidated and dissolved as promptly as reasonably possible.

The Board also believes that it is in Company’s best interests to approve the Trust Interest Withdrawal Amendment and the Trust Agreement Amendment to provide the Company with the ability to withdraw following the effective date of the Trust Interest Withdrawal Amendment up to an aggregate amount of interest earned on the funds held in the Company’s Trust Account in an amount equal to $0.10 for each outstanding Class A Ordinary Share that is held by a Public Shareholder and is not redeemed, of which (a) $1,000,000 will be used to pay certain ordinary course expenses of the Company and (b) any amounts in excess of such $1,000,000 will be used to pay accrued liabilities as of the effective date of the Articles Amendments. Our Board believes that payment of certain accrued liabilities using Trust Account interest if the Trust Interest Withdrawal Proposal and the Trust Agreement Amendment Proposal are approved would make the Company more attractive to potential targets in a business combination by reducing expenses that would otherwise need to be paid at the closing of a business combination and result in less cash to the potential target.

The Board also believes that changing the Company’s name “M3-Brigade Acquisition V Corp.” to “Velos Acquisition I Corp,” will better reflect the new direction of the Company following the termination of the ReserveOne Business Combination.

The Board also has determined that elimination of the fairness opinion from the Articles is in the Company’s best interests. Eliminating the strict requirement to obtain a fairness opinion with respect to certain potential business combination transactions will provide the Board greater flexibility to determine whether to obtain a fairness opinion with respect to any such potential transaction, including, without limitation, (i) if our Sponsor or management has a material interest in a proposed business combination, (ii) the size of a potential business combination, (iii) the potential target’s industry and whether market price of companies in such industry are volatile, (iv) the transaction expenses for a business combination and (v) whether fairness opinions are typically delivered in similar transactions as the proposed business combination.

The Board believes that shareholders should vote for the Adjournment Proposal, because without its approval, if presented, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amendment Proposals.

Our Board recommends that you vote in favor of the Amendment Proposals and Adjournment Proposal, but expresses no opinion as to whether you should redeem your Public Shares.

Are any Ordinary Shares already committed to vote in favor of the Articles Amendments and Trust Agreement Amendment?

The Company’s Sponsor is expected to vote all Ordinary Shares over which it has control (including any Public Shares owned by it) in favor of all proposals.

Our Sponsor has entered into a letter agreement with us pursuant to which it has agreed to vote any Ordinary Shares owned by them in favor of any proposed initial business combination and to waive its redemption rights with respect to its Ordinary Shares in connection with (i) the completion of our initial business combination or (ii) a shareholder vote to approve an amendment to our Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination the applicable time frame or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity. Our Sponsor is not entitled to redeem any of the 7,187,500 Class B Ordinary Shares that it held as of the Record Date.

On June 12, 2026, the Company, the Sponsor, ReserveOne Inc., and ReserveOne Holdings, Inc. entered into Voting Support and Non-Redemption Agreements (the “Voting and Non-Redemption Agreements”) with certain investors (such investors entering the Voting and Non-Redemption Agreements, collectively, the “Voting and Non-Redemption Shareholders”) pursuant to which the Voting and Non-Redemption Shareholders have agreed with the Company not to redeem up to an aggregate of approximately 16,000,000 Class A Ordinary Shares in connection with the Articles Amendments. Pursuant to the Voting and Non-Redemption Agreements, the Voting and Non-Redemption Shareholders have agreed with the Company to vote in favor of the Amendment Proposals. The Voting and Non-Redemption Agreements provide, among other things, that the Sponsor will transfer up to an aggregate of 8 million Private Placement Warrants. Additionally, On June 12, 2026, the Company, the Sponsor, ReserveOne and Pubco entered into Voting Support Agreements (the “Voting Agreements”) with certain unaffiliated third parties (collectively, the “Voting Shareholders”) pursuant to which the Voting Shareholders agreed with the Company to vote in favor of the Amendment Proposals. As of the Record Date, the Sponsor, who the Company expects to vote in favor of the Amendment Proposals, the Voting and Non-Redemption Shareholders and the Voting Shareholders beneficially owned approximately 74% of the outstanding Ordinary Shares entitled to vote at the Meeting. Accordingly, unless the Sponsor does not vote in favor of the Amendment Proposals, or the Voting and Non-Redemption Agreements and Voting Agreements are terminated in accordance with their terms, the Articles Amendment Proposals will be approved without the need for the affirmative votes of any other shareholders.

Our directors and executive officers do not own any Ordinary Shares of the Company.

Will the Company seek any further extensions to liquidate the Trust Account?

Other than the Extension Proposal, until the expiration of the Extension as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate an initial business combination.

What happens if the Extension Proposal is not approved?

If the Extension Proposal is not approved, and we do not consummate the initial business combination by August 2, 2026, we will be required to liquidate and dissolve our Trust Account by returning the then-remaining funds in such account to the Public Shareholders.

The Sponsor has waived its right to participate in any liquidation distribution with respect to their Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s Public Warrants or Private Placement Warrants, which will expire worthless in the event we wind up.

Additionally, redemption payments for Redemption Elections in connection with this Meeting will only be made if the Extension Proposal receives the requisite shareholder approval and we determine to implement the Extension.

If the Amendment Proposals are approved, what happens next?

Subject to the approval of the Articles Amendment Proposals by a special resolution being a resolution passed by a majority of at least two-thirds of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting, the Articles Amendments (in the form of Annex A hereto) will be adopted with immediate effect and the Company will file the same with the Registrar of Companies of the Cayman Islands. Additionally, the Company would proceed to execute the Trust Agreement Amendment (in the form of Annex B hereto). The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its Units, Public Shares and Public Warrants will remain publicly traded. Unless and until the Board determines to wind up the operations of the Company, the Company will continue to work to consummate the initial business combination prior to the Extension Date.

Notwithstanding shareholder approval of the Amendment Proposals, our Board will retain the right to abandon and not implement the Amendment Proposals at any time without any further action by our shareholders.

What happens if the Extension Proposal is approved and any of the other Amendment Proposals are not approved?

If the Extension Proposal is approved and any of other Amendment Proposals are not approved, the Company will continue to attempt to consummate an initial business combination until August 2, 2027.

Would I still be able to exercise my redemption rights if I vote against the Extension Proposal?

Yes, assuming you are a shareholder as of the Record Date and continue to hold your Ordinary Shares at the time of your Redemption Election (and subsequent redemption payment). However, redemption payments for Redemption Elections in connection with this Meeting will only be made if the Extension Proposal receives the requisite shareholder approvals and we determine to implement the Extension. If you do not redeem your publicly held Class A Ordinary Shares, which we refer to as Public Shares, in connection with the Meeting, you will retain your right to redeem your Public Shares upon consummation of an initial business combination, subject to any limitations set forth in the Articles.

What vote is required to approve each proposal at the Meeting?

Approval of the each of the Articles Amendment Proposals, including the Extension Proposal, the Trust Interest Withdrawal Proposal, the Name Change Proposal and the Fairness Opinion Proposal, requires a special resolution under the Articles, being a resolution passed by at least two-thirds of the votes cast by holders of issued and outstanding Ordinary Shares who, being present in person (including virtually) or by proxy, and entitled to vote at the Meeting, vote at the Meeting.

Approval of the Trust Agreement Amendment Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by the holders of a majority of the issued and outstanding Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

A shareholder’s failure to vote by proxy or to vote in person at the Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will not count as votes cast and therefore have no effect on the Articles Amendment Proposals.

As of the Record Date, the Sponsor, who we expect to vote in favor of the Amendment Proposals, and shareholders who entered into Voting and Non-Redemption Agreements and Voting Agreements beneficially owned approximately 74% of the outstanding Ordinary Shares. Accordingly, unless the Sponsor does not vote in favor of the Amendment Proposals, or the Voting and Non-Redemption Agreements and Voting Agreements are terminated in accordance with their terms, the Articles Amendment Proposals will be approved without the need for the affirmative votes of any other shareholders.

When and where is the Meeting?

The Meeting will be held at 11:00 a.m., Eastern Time, on July 17, 2026, at the office of Troutman Pepper Locke LLP, located at 875 Third Ave, 17th Floor, New York, New York 10022, United States, and virtually via live webcast or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. The live webcast of the Meeting can be accessed by visiting https://www.cstproxy.com/m3brigadev/ext2026, where you will be able to listen to the Meeting live, ask questions pertinent to the Meeting and vote. The Company’s shareholders may attend and vote at the Meeting in person and/or by visiting https://www.cstproxy.com/m3brigadev/ext2026 and entering the control number found on their proxy card. Shareholders must enter their control number to ask questions pertinent to the Meeting and vote.

How do I register and attend the Meeting?

Registered shareholders received a proxy card from Continental. The proxy card contains instructions on how to attend the Meeting including the URL address, along with a control number that you will need for access. If you do not have your control number, contact Continental by phone at: (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the live webcast of the Meeting starting July 15, 2026 at 9:00 a.m., Eastern Time. Enter the URL address into your browser https://www.cstproxy.com/m3brigadev/ext2026, enter your control number, name and email address. Once you pre-register, you can vote your Ordinary Shares. At the start of the Meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the Meeting.

Shareholders who desire to attend the meeting in person are requested to pre-register for the Meeting by contacting the Company’s investor relations team at (212) 355-5515 at least two days prior to the Meeting. Pre-registration is requested to facilitate your admission to the Meeting. While pre-registration is requested, any registered shareholder qualified to vote will not be denied admission solely for failing to pre-register, and any admission and qualification questions will be resolved by the Meeting’s chairperson. If attending in person, please allow ample time to clear any security procedures and check in requirements of the Meeting host.

Beneficial investors, who own their investments through a bank or broker, will need to contact Continental to receive a control number. If you plan to vote at the Meeting, you will need to have a legal proxy from your bank or broker or if you would like to join and not vote Continental will issue you a guest control number with proof of ownership. Either way you must contact Continental for specific instructions on how to receive the control number. Continental can be contacted at the number or email address above. Please allow up to 72 hours prior to the Meeting for processing your control number.

If you do not have internet capabilities, you can attend the Meeting via a listen-only format by dialing 1 (800) 450-7155 (toll-free), or +1 (857) 999-9155 (standard rates apply) outside of the U.S. and Canada; when prompted enter the conference ID number 7673984#. This is listen-only, you will not be able to vote or enter questions during the Meeting.

Who is entitled to vote at the Meeting?

The Company has fixed June 25, 2026 as the Record Date. If you were a Public Shareholder at the close of business on the Record Date, you are entitled to vote on matters that come before the Meeting. However, a Public Shareholder may only vote his or her Ordinary Shares if he or she is present in person (which would include presence virtually at the Meeting) or is represented by proxy at the Meeting.

How do I vote?

If you are a holder of record of Ordinary Shares on the Record Date, you may vote at the Meeting or by submitting a proxy for the Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or you may submit your proxy via the internet at https://www.cstproxy.com/m3brigadev/ext2026 by following the instructions on your proxy card.

If you vote by proxy card, your “proxy”, whose name is listed on the proxy card, will vote your Ordinary Shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your Ordinary Shares, your Ordinary Shares will be voted as recommended by the Company’s Board “FOR” each of the proposals.

If you hold your Ordinary Shares in “street name,” which means your Ordinary Shares are held of record by a broker, bank or nominee, you should contact your broker to ensure that votes related to the Ordinary Shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your Ordinary Shares or, if you wish to attend the Meeting and vote in person, obtain a legal proxy from your broker, bank or nominee, which is the only way the Company can be sure that the broker, bank or nominee has not already voted your Ordinary Shares.

Any proxy may be revoked by the person giving it at any time before the polls close at the Meeting. A proxy may be revoked by filing with the Company’s Secretary at the following address: M3-Brigade Acquisition V Corp., 200 Park Avenue, 58th Floor, New York, NY. 10166, either (i) a written notice of revocation bearing a date later than the date of such proxy, (ii) a subsequent proxy relating to the same Ordinary Shares, or (iii) by attending the Meeting and voting.

Simply attending the Meeting will not constitute revocation of your proxy. If your Ordinary Shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

How many votes do I have?

Shareholders are entitled to one vote at the Meeting for each Ordinary Share held of record as of the Record Date. As of the close of business on the Record Date, there were 28,750,000 Class A Ordinary Shares and 7,187,500 Class B Ordinary Shares outstanding.

How do I change my vote?

If you are a registered holder of Ordinary Shares on the Record Date, you can revoke your proxy at any time before the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy related to the same Ordinary Shares or (iii) voting in person or virtually at the Meeting. Attendance at the Meeting alone will not change your vote.

If your Ordinary Shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR”, “AGAINST” and “ABSTAIN” votes, and broker non-votes for each proposal. Approval of the Articles Amendment Proposals require a special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. The Trust Agreement Amendment Proposal and Adjournment Proposal, if presented, requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a majority of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

If a shareholder fails to return a proxy card and does not attend the Meeting in person, then such shareholder’s Ordinary Shares will not be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established. If a valid quorum is established, abstentions and broker non-votes will have no effect on the outcome of the proposals. Likewise, abstentions and broker non-votes will have no effect on the proposals.

If my Ordinary Shares are held in “street name,” will my broker automatically vote them for me?

No. If your Ordinary Shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial holder” of the Ordinary Shares held for you in what is known as “street name.” If this is the case, this proxy statement may have been forwarded to you by your brokerage firm, bank or other nominee, or its agent.

As the beneficial holder, you have the right to direct your broker, bank or other nominee as to how to vote your Ordinary Shares. If you do not provide voting instructions to your broker on a particular proposal on which your broker does not have discretionary authority to vote, your Ordinary Shares will not be voted on that proposal.

This is called a “broker non-vote.” Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the proposals.

For the proposals in this proxy statement, your broker will not have the discretionary authority to vote your Ordinary Shares. Accordingly, your bank, broker, or other nominee can vote your Ordinary Shares at the Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your Ordinary Shares as soon as possible in accordance with directions you provide.

What constitutes a quorum?

The holders of one-third of the issued and outstanding Ordinary Shares of the Company being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy (which would include presence virtually at the Meeting) constitute a quorum. In the absence of a quorum, the chairman of the Meeting has the power to adjourn in accordance with the terms of the Articles.

As of the Record Date for the Meeting, 11,979,167 Ordinary Shares would be required to achieve a quorum.

What interests do the Company’s directors and executive officers have in the approval of the proposals?

The Company’s directors and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. See “The Meeting — Interests of Our Sponsor, Directors and Officers.”

What happens to the Company’s warrants if the Extension Proposal is not approved and all of the other Amendment Proposals are approved?

If the Extension Proposal is not approved and we do not consummate a business combination by August 2, 2026, we will be required to liquidate and dissolve our Trust Account by returning the then-remaining funds in such account to the Public Shareholders. In that case, the Public Warrants as well as the Private Placement Warrants will be worthless.

What happens to the Company’s warrants if the Extension Proposal is approved and any of the other Amendment Proposals are not approved?

If the Extension Proposal is approved, but the other Amendment Proposals are not approved, the Company will continue its efforts to consummate its business combination until the expiration of the Extension Date and will retain the blank check company restrictions previously applicable to it, and the Public Warrants and Private Placement Warrants will remain outstanding in accordance with their terms. However, the Company would not be able to withdraw any interest from the Trust Account to fund ordinary course expenses or accrued liabilities and therefore may have greater difficulty completing an initial business combination.

How do I redeem my Public Shares?

Pursuant to the Company’s Articles a Public Shareholder may request that the Company redeem all or a portion of its Public Shares if the Extension Proposal is approved and if the Company implements the Extension, for cash equal to the pro rata portion of the funds available in the Trust Account. Based upon the amount in the Trust Account as of June 26, 2026, which was approximately $312,197,620, the Company estimates that the per-share pro rata portion of the Trust Account for the redemption of the Class A Ordinary Shares will be approximately $10.86 at the time of the Meeting.

You will be entitled to receive cash for any Public Shares to be redeemed only if you:

•        hold Public Shares or hold Public Shares through Units and you elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares; and

•        prior to 5:00 p.m., Eastern Time, on July 15, 2026 (two business days prior to the vote at the Meeting), (i) submit a written request to Continental that the Company redeem your Public Shares for cash and (ii) deliver your share certificates (if any) and other redemption forms to the Continental Stock Transfer & Trust Company (the “Transfer Agent”), physically or electronically through The Depository Trust Company (“DTC”).

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants or if a holder holds the Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so. Public Shareholders may elect to redeem all or a portion of their Public Shares regardless of whether they vote for the Extension Proposal, against the Extension Proposal or do not vote in relation to the Extension Proposal.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, only with the Company’s consent, until the implementation of the Extension, or such other date as determined by the Board. If you delivered your Ordinary Shares for redemption to the Transfer Agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Transfer Agent return the Ordinary Shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section.

Any corrected or changed written demand of redemption rights must be received by the Company’s Secretary two business days prior to the vote taken on the Extension Proposal at the Meeting. No demand for redemption will be honored unless the holder’s share certificates (if any) and other redemption forms have been delivered (either physically or electronically) to the Transfer Agent at least two business days prior to the vote at the Meeting.

Public Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates and other redemption forms should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, the Company does not have any control over this process and it may take longer than two weeks. Public Shareholders who hold their Ordinary Shares in street name will have to coordinate with their banks, brokers or other nominees to have the Ordinary Shares certificated or delivered electronically. There is a nominal cost associated with this tendering process and the act of certificating the Ordinary Shares or delivering them through the DTC’s deposit/withdrawal at custodian (“DWAC”) system. The Transfer Agent will typically charge a nominal fee to the tendering broker and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder. In the event the Extension is not approved or implemented, this may result in an additional cost to shareholders for the return of their Ordinary Shares.

If a Public Shareholder properly demands redemption as described above, then, if the Extension Proposal is approved, the Company will redeem the Ordinary Shares subject to the redemptions for cash. Such amount will be paid promptly. If you exercise your redemption rights, then you will be exchanging your Ordinary Shares of the Company for cash and will no longer own these Ordinary Shares following the implementation of the Extension.

If you are a Public Shareholder and you exercise your redemption rights, it will not result in either the exercise or loss of any warrants. Your warrants will continue to be outstanding following a redemption of your Public Shares and will become exercisable in connection with the completion of the Company’s initial business combination. Holders of Private Placement Warrants do not have redemption rights in connection with the Company’s initial business combination.

If you intend to seek redemption of your Public Shares, you will need to deliver your share certificates (if any) and other redemption forms (either physically or electronically) to the Transfer Agent prior to the Meeting, as described in this proxy statement. If you have questions regarding the certification of your position or delivery of your Ordinary Shares, please contact:

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attention: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

Will how I vote on the Extension Proposal affect my ability to exercise redemption rights?

No. If you have redemption rights, you may exercise your redemption rights irrespective of whether you vote your Class A Ordinary Shares for or against the Extension Proposal or any other proposal described in this proxy statement, or even if you do not vote at all.

If I am a Unit holder, can I exercise redemption rights with respect to my Units?

No. Holders of outstanding Units must elect to separate the Units into the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If you hold your Units in an account at a brokerage firm or bank, you must notify your broker or bank that you elect to separate the Units into the underlying Public Shares and Public Warrants, or if you hold Units registered in your own name, you must contact the Transfer Agent directly and instruct them to do so. If you fail to cause your Public Shares to be separated and delivered to the Transfer Agent by 5:00 pm, Eastern Time, on July 15, 2026, you will not be able to exercise your redemption rights with respect to your Public Shares.

What are the material U.S. federal income tax consequences to U.S. Holders that exercise their redemption rights?

For a description of the material U.S. federal income tax consequences to U.S. Holders (as defined below) that exercise their redemption rights, see the description in the section entitled “The Amendment Proposals — U.S. Federal Income Tax Considerations For Shareholders Exercising Redemption Rights.”

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards if your Ordinary Shares are registered in more than one name or are registered in different accounts. For example, if you hold your Ordinary Shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold Ordinary Shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Ordinary Shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Sodali & Co. (“Sodali”) to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay Sodali’s customary fees of $20,000, plus expenses and disbursements, and indemnify Sodali against certain damages, expenses, liabilities or claims relating to its services as the Company’s proxy solicitor. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a business combination if the proposals are approved, we do not expect such payments to have a material effect on our ability to consummate a business combination.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission (the “SEC”). within four business days following the Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Sodali & Co
333 Ludlow Street, 5th Floor
Stamford, CT 06902
Attn: M&A and Activism Advisory Group
Toll Free Telephone: (800) 662-5200
Main Telephone: (203) 658-9400
E-mail: MBAV@info.sodali.com

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Public Shares and you intend to seek redemption of your Ordinary Shares, you will need to deliver your share certificates (if any) and other redemption forms (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on July 15, 2026 (two business days prior to the vote at the Meeting). If you have questions regarding the certification of your position or delivery of your share certificates (if any) and other redemption forms, please contact:

Attn: SPAC Redemption Team
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
E-mail: spacredemptions@continentalstock.com

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this proxy statement may constitute “forward-looking statements”, which statements involve inherent risks and uncertainties.

Some of the statements contained in this prospectus may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future including the amendments and any future business combination. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements in this prospectus may include, for example, statements about:

•        expectations concerning the approval of the proposed amendments to the Company’s Articles;

•        our ability to select an appropriate target business or businesses;

•        our ability to complete our initial business combination;

•        our expectations around the performance of the prospective target business or businesses;

•        our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•        our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•        our potential ability to obtain additional financing to complete our initial business combination;

•        our pool of prospective target businesses;

•        our ability to consummate an initial business combination due to the uncertainty resulting from geopolitical events like wars and political violence, macroeconomic events wars, global pandemics, or political uncertainty, whether due to political violence, changes (including responses to such changes) in trade, monetary, or other domestic or international policies and their economic impacts such as inflation, supply chain disruptions, labor forces, innovation, and interest rate volatility;

•        the ability of our officers and directors to generate a number of potential business combination opportunities;

•        our public securities’ potential liquidity and trading;

•        the lack of a market for our securities;

•        the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

•        the Trust Account not being subject to claims of third parties;

•        our financial performance; or

•        the other risks and uncertainties discussed in “Item 1.A Risk Factors,” detailed in our Annual Report on Form 10-K and in our other filings with the SEC.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section, “Risk Factors,” below. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Risk Factors

An investment in our securities involves a high degree of risk. You should consider carefully all of the risks described below, together with the other factors discussed under “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”), and the factors described in other reports we file with the SEC. If any of the risk factors occurs, our business, financial condition and operating results may be materially adversely affected. In any such case, the trading price of our securities could decline and you may lose all or part of your original investment.

We may not be able to complete a business combination by the expiration of the Extension, even if the Extension Proposal is approved by our shareholders, in which case, to the extent we do not obtain any further extension, we would cease all operations except for the purpose of winding up and we would redeem our Public Shares and liquidate and dissolve.

We may not be able to complete a business combination by the expiration of the Extension, even if the Extension Proposal is approved by our shareholders. Our ability to complete an initial business combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein, in our 2025 Annual Report, and in other reports that we file with the SEC. If we have not completed our initial business combination prior to the Extension Date (assuming that it is approved pursuant to the Extension Proposal), and we do not seek any further extension, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Island law to provide for claims of creditors and the requirements of other applicable law. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

Additionally, we are required to offer shareholders the opportunity to redeem Ordinary Shares in connection with the Extension Proposal and, if needed, any additional extensions, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension Proposal is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our Ordinary Shares on the open market. The price of our Ordinary Shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our Ordinary Shares at favorable prices, or at all.

Additional extensions beyond the Extension may be required, which may subject us and our shareholders to additional risks and contingencies that would make it more challenging for us to complete an initial business combination.

If the Trust Interest Withdrawal Amendment and the Trust Agreement Amendment are implemented, following the effective date of the such amendments, the Company will withdraw up to an aggregate amount of interest earned on the funds held in the Company’s Trust Account in an amount equal to $0.10 for each outstanding Class A Ordinary Share that is held by a Public Shareholder that is not redeemed and remains outstanding immediately following the effective date of the Trust Interest Withdrawal Amendment, of which (a) $1,000,000 will be used to pay certain ordinary course expenses of the Company and (b) any amounts in excess of such $1,000,000 will be used to pay accrued liabilities as of the effective date of the Articles Amendments.

Therefore such amount withdrawn from the Trust Account would not be included in any funds paid to our Public Shareholders in the event of future redemptions by such Public Shareholders or a liquidation of the Company. In the event of any such liquidation of the Company, working capital of the Company, if any, would be used to satisfy remaining taxes, accrued expenses of the Company and the Company’s wind-down expenses, and any remaining amounts would be distributed to the holders of our Class A Ordinary Shares.

Our Sponsor, certain members of our Board and our officers have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the proposals in this proxy statement.

Our Sponsor, certain members of our Board and our officers have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the proposals. These interests include, among other things, Founder Shares held by the Sponsor, in which certain of our directors and officers have indirect interests will be worthless (as the Sponsor has waived liquidation rights with respect to such Ordinary Shares), as will the Private Placement Warrants held by the Sponsor, if the proposals are not approved, and we do not consummate an initial business combination within the applicable time limits outlined in the current Articles. Additionally our Sponsor, ReserveOne, Pubco and certain investors entered into Securities Purchase Agreements pursuant to which, upon the effectiveness of the Amendments, among other things, our Sponsor will sell to such investors an aggregate of 4,279,279 Class A Ordinary Shares issuable upon the conversion of Class B Ordinary Shares held by our Sponsor and will result in gross proceeds to our Sponsor of $14,250,000. Further, a portion of the net proceeds from the sale of the Transferred Shares (as defined below) is expected to be used by the Sponsor to make one or more loans to the Company up to an aggregate of $4,000,000 for purposes of paying “Covered Expenses” (as defined in the Securities Purchase Agreements), which consist of accrued expenses of the Company that are due and payable by the Company as of the closing of the Alternative Investment Transaction (as defined below).

These interests may influence our officers and directors in making their recommendation that you vote in favor of the approval of the proposals described in this proxy statement. You should take these interests into account in deciding whether to vote in favor of such proposals. You should also read the section titled “The Meeting — Interests of our Sponsor, Directors and Officers.”

If we are deemed to be an “investment company” for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company.

If we are deemed to be an investment company under the Investment Company Act of 1940 (the “Investment Company Act”), our activities may be restricted, including:

•        restrictions on the nature of our investments; and

•        restrictions on the issuance of securities,

each of which may make it difficult to for us to complete an initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:

•        registration as an investment company with the SEC;

•        adoption of a specific form of corporate structure; and

•        reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our current and anticipated principal activities subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account may only be held as cash, or invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the Trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments or by holding the proceeds as cash, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act.

However, even if we invest the proceeds in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, we may be deemed to be an investment company. Additionally, in the adopting release for final rules issued on January 24, 2024 by the SEC (the “2024 SPAC Rules”), the SEC provided guidance that a special purpose acquisition company’s (“SPAC’s”) potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. If we are deemed to be an investment company and subject to registration under, compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in a combined company, including any potential price appreciation of our securities.

The elimination of the requirement to obtain a fairness opinion in connection with certain transactions will require the shareholders to solely rely on the judgement of the Board of Directors that consideration to be paid to the shareholders is fair from a financial point of view.

A fairness opinion from an independent financial advisor serves as a safeguard in business combination transactions and provides shareholders with an independent assessment of whether the potential business combination transaction consideration reflects fair value. The absence of such an opinion means that no independent financial advisor has performed a formal analysis or rendered a written opinion to the Board as to the fairness of the consideration from a financial point of view. Without a fairness opinion, shareholders must rely solely on the Board’s assessment of the fairness of a proposed business combination transaction, which is based on the Board’s own review of financial and other information, advice of its legal and financial advisors, and its business judgment and experience. There can be no assurance that an independent financial advisor, had one been retained to render a fairness opinion, would have concluded that the consideration to be paid in a business combination transaction is fair, from a financial point of view, to the Company’s shareholders. The absence of a fairness opinion may also increase the risk of shareholder litigation challenging a proposed business combination transaction, including actions asserting that the Board failed to adequately discharge its fiduciary duties in approving a proposed business combination transaction without the benefit of an independent valuation. Any such litigation, whether or not ultimately resolved in the Company’s favor, could be costly and time-consuming and could divert management’s attention from the operation of the Company’s business.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications may adversely affect our business, including our ability to negotiate and complete our initial business combination.

We are subject to laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and applicable non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly.

Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination.

The 2024 SPAC Rules, among other items, impose additional disclosure requirements in initial public offerings by SPACs and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940. The 2024 SPAC Rules may materially adversely affect our business, including our ability to negotiate and complete, and the costs associated with, our initial business combination, and results of operations.

The Company

Overview

We are a blank check company formed on March 12, 2024 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We have neither engaged in any operations nor generated any revenue to date.

On March 15, 2024, M3-Brigade Sponsor V LLC (the “Original Sponsor”) originally purchased 7,187,500 Class B Ordinary Shares (such Ordinary Shares purchased by the Original Sponsor, the “Founder Shares”) from the Company for an aggregate price of $25,000, or approximately $0.004 per share, to cover certain of the Company’s offering costs in exchange for 7,187,500 Founder Shares. On August 2, 2024, the Company consummated its IPO of 28,750,000 Units, which includes the full exercise by the underwriters of their over-allotment option in the amount of 3,750,000 Units, at $10.00 per Unit, generating gross proceeds of $287,500,000. Each Unit consists of one Class A Ordinary Share and one half of one Public Warrant, with each whole Public Warrant entitling the holder to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment.

Simultaneously with the closing of the IPO, the Company consummated the sale of 8,337,500 Private Placement Warrants to the Original Sponsor and Cantor Fitzgerald & Co. (“Cantor”), the representative of the underwriters of the IPO, at a price of $1.00 per warrant, or $8,337,500. Of those 8,337,500 Private Placement Warrants, the Original Sponsor purchased 5,043,750 Private Placement Warrants and Cantor purchased 3,293,750 Private Placement Warrants. Each whole Private Placement Warrant entitles the holder to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to adjustment.

Following the closing of the IPO, on August 2, 2024, an amount of $288,937,500 ($10.05 per Unit) from the net proceeds of the sale of the Units and the sale of the Private Placement Warrants was placed in the Trust Account. This amount included $13,400,000 of the deferred underwriter’s discount. The funds held in the Trust Account are invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations.

On May 23, 2025, the Original Sponsor entered into a securities purchase agreement to sell all Founder Shares and 5,043,750 Private Placement Warrants to the Sponsor for $6,467,500. The sale closed on May 27, 2025. Also on May 27, 2025, Cantor sold 3,293,750 Private Placement Warrants to the Sponsor for $10.

Chinh Chu, President of the Company and Founder and Senior Managing Director of CC Capital Partners, LLC (“CC Capital”) has an indirect interest in the Sponsor through his indirect controlling ownership interest in CC Capital and its affiliates.

The Company intends to leverage the extensive experience and network of the Company’s and CC Capital’s management teams to complete the Company’s business combination.

The Company’s executive offices are located at 200 Park Avenue, 58th Floor, New York, NY. 10166, and its telephone number is (212) 355-5515. The Company’s corporate website address is https://www.m3-brigade.com/copy-of-active-spacs. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

Termination of the ReserveOne Business Combination

On July 7, 2025, the Company entered into the ReserveOne Business Combination pursuant to the ReserveOne BCA. Upon consummation of the ReserveOne Business Combination, the intent was for the combined company to deliver a diversified digital asset treasury strategy.

Since the announcement of the ReserveOne Business Combination, market conditions impacting the digital asset sector changed significantly. Following careful consideration of current market dynamics and feedback from investors and other stakeholders, on June 12, 2026, ReserveOne and the Company mutually agreed to (a) terminate the

ReserveOne BCA and (b) engage in certain transactions (as described below) in order to provide the Company with additional time to identify and complete a business combination, as well as funding for working capital and payment of certain liabilities of the Company.

Mutual Termination Agreement

On June 12, 2026, the Company entered in the Termination Agreement with ReserveOne pursuant to which the parties agreed to mutually terminate the ReserveOne BCA, pursuant to Section 7.1(a) of the ReserveOne BCA (other than certain customary limited provisions that survive the termination pursuant to the terms of the ReserveOne BCA) effective June 12, 2026.

By virtue of the termination of the ReserveOne BCA, each of the Equity PIPE Subscription Agreements, the Convertible Notes Subscription Agreements and the Sponsor Support Agreement (each as defined in the ReserveOne BCA and together, the “Subscription Agreements”) terminated in accordance with their respective terms.

Securities Purchase Agreements

On June 12, 2026, the Company entered into Securities Purchase Agreements (collectively, the “Securities Purchase Agreements”) with our Sponsor, ReserveOne, Pubco and certain investors (collectively, the “SPA Investors”) named therein. Pursuant to the Securities Purchase Agreements, upon the effectiveness of the Articles Amendments, among other things, the Sponsor has agreed to sell, and the SPA Investors have agreed to purchase an aggregate of 4,279,279 Class A Ordinary Shares issuable upon the conversion of the Sponsor’s Class B Ordinary Shares, which pursuant to the Securities Purchase Agreements, the Sponsor has agreed to convert to Class A Ordinary Shares and which the parties have agreed to continue to treat as “Founder Shares” as described in the Securities Purchase Agreements. The SPA Investors will purchase these Class A Ordinary Shares for a price per share equal to $3.33 (such purchased Ordinary Shares, the “Transferred Shares”) resulting in aggregate gross proceeds to the Sponsor of $14,250,000. Each of the SPA Investors has deposited an amount equal to the purchase price for the Transferred Shares it agreed to purchase into an escrow account with funds to be released upon the closing of the transactions contemplated by the Securities Purchase Agreements (the “Alternative Investment Transaction”).

Contemporaneously with the execution of the Securities Purchase Agreements:

•        the Company and ReserveOne entered into the Termination Agreement;

•        the Company and the SPA Investors entered into Joinder Agreements (the “Transferred Shares Registration Rights Joinders”) to that certain Registration Rights Agreement, dated as of July 31, 2024, by and among the Company, the Sponsor and Cantor Fitzgerald & Co. (the “Registration Rights Agreement”), pursuant to which, among other things, (i) the Transferred Shares will be “Registrable Securities” as such term is defined in the Registration Rights Agreement; and (ii) upon the transfer of the Transferred Shares to the SPA Investors, each SPA Investor will join in, and agree to become a party to and be bound by and subject to, certain provisions of the Registration Rights Agreement with respect to the Transferred Shares; and

•        the Company, the Sponsor and the SPA Investors entered into Joinder Agreements (the “Transferred Shares Letter Agreement Joinders”) to that certain Letter Agreement, dated as of July 31, 2024 (the “Letter Agreement”), pursuant to which, among other things, upon the transfer of the Transferred Shares to the SPA Investors, each SPA Investor will join in, and agree to become a party to and be bound by and subject to, the provisions set forth in Sections 1, 2, 6, 7, 11, and 13 through 20 of the Letter Agreement applicable to the Sponsor as such terms relate to the transfer of the Transferred Shares.

The closings of the Alternative Investment Transaction shall take place upon the effective date of the Articles Amendments, subject to certain closing conditions including, among others, that (i) the Termination Agreement continues to be in full force and effect and has not been rescinded, withdrawn, or otherwise become ineffective, and (ii) the termination of the Subscription Agreements continues to be in full force and effect and has not been rescinded, withdrawn, or otherwise become ineffective.

The Securities Purchase Agreements contain mutual releases by the Company, the Sponsor, ReserveOne and Pubco, on the one hand, and the SPA Investors, on the other hand, for all claims known and unknown, arising out of or in connection with (i) the Subscription Agreements, (ii) the ReserveOne BCA, and (iii) the termination of any of the foregoing. If the transactions contemplated by the Securities Purchase Agreements have not closed on or before August 2, 2026, the SPA Investors may terminate their respective Securities Purchase Agreements and receive a return of their funds held in escrow, in accordance with the terms of the Securities Purchase Agreements.

Contemporaneously with the execution and delivery of the Securities Purchase Agreements, ReserveOne, Pubco and the Company withdrew the Registration Statement on Form S-4 (Registration No. 333-279951) declared effective by the SEC on May 13, 2026.

A portion of the net proceeds from the sale of the Transferred Shares is expected to be used by the Sponsor to make one or more loans to the Company up to an aggregate of $4,000,000 for purposes of paying “Covered Expenses” (as defined in the Securities Purchase Agreements), which consist of accrued expenses of the Company that are due and payable by the Company as of the closing of the Alternative Investment Transaction.

Voting and Non-Redemption Agreements

On June 12, 2026, the Company, the Sponsor, ReserveOne and Pubco entered into Voting Support and Non-Redemption Agreements with the Voting and Non-Redemption Shareholders pursuant to which the Voting and Non-Redemption Shareholders have agreed with the Company not to redeem up to an aggregate of approximately 16,000,000 Class A Ordinary Shares in connection with the Amendments. Pursuant to the Voting and Non-Redemption Agreements, the Voting and Non-Redemption Shareholders have agreed with the Company to vote in favor of the Amendment Proposals at the Meeting. The Voting and Non-Redemption Agreements provide that the Sponsor will transfer up to an aggregate of 8 million Private Placement Warrants held by the Sponsor to the Voting and Non-Redemption Shareholders in consideration for the Voting and Non-Redemption Shareholders’ agreement to hold and not redeem their Class A Ordinary Shares in connection with the Amendments.

Contemporaneously with the execution of the Voting and Non-Redemption Agreements:

•        the Company and ReserveOne entered into the Termination Agreement;

•        the Company and the Voting and Non-Redemption Shareholders entered into Joinder Agreements (the “Private Placement Registration Rights Joinders”) to the Registration Rights Agreement, pursuant to which, among other things, (i) the transferred Private Placement Warrants will be “Registrable Securities” as such term is defined in the Registration Rights Agreement; and (ii) upon the transfer of the Private Placement Warrants to the Voting and Non-Redemption Shareholders, each Voting and Non-Redemption Shareholder will join in, and agree to become a party to and be bound by and subject to, the provisions of the Registration Rights Agreement; and

•        the Company, the Sponsor and the Voting and Non-Redemption Shareholders entered into Joinder Agreements (the “Private Placement Letter Agreement Joinders”) to the Letter Agreement, pursuant to which, among other things, upon the transfer of the Private Placement Warrants to the Voting and Non-Redemption Shareholders, each Voting and Non-Redemption Shareholder will join in, and agree to become a party to and be bound by and subject to, the provisions set forth in Section 7 of the Letter Agreement applicable to the Sponsor as such terms relate to the transfer of the Private Placement Warrants.

The Voting and Non-Redemption Agreements contain mutual releases by the Company, the Sponsor, ReserveOne and Pubco, on the one hand, and the Voting and Non-Redemption Shareholders, on the other hand, for all claims known and unknown, arising out of or in connection with the Equity PIPE Subscription Agreements and/or the Convertible Notes Subscription Agreements.

Voting Agreements

On June 12, 2026, the Company, the Sponsor, ReserveOne and Pubco entered into Voting Agreements with the Voting Shareholders pursuant to which the Voting Shareholders agreed with the Company to vote in favor of the Amendment Proposals.

The Meeting

With the termination of the ReserveOne Business Combination, the Board believes that there will not be sufficient time before August 2, 2026 to complete an initial business combination. Accordingly, the Board believes that in order to consummate an initial business, the Company requires the Extension. Thus in connection with the Termination Agreement, the Company entered into Securities Purchase Agreements, the Voting and Non-Redemption Agreements, and the Voting Agreements (collectively, the “Alternative Investment Agreements”) with the SPA Investors, the Voting and Non-Redemption Shareholders, and the Voting Shareholders, respectively (collectively, the “Alternative Investors”) with the combined intent and effect of the Alternative Investment Agreements and the Amendment Proposals to provide the Company with additional time and resources to consummate a business combination.

In connection with the Alternative Investment Agreements, the Alternative Investors understood that the Company would propose the Amendments to permit it to additional time to complete an initial business combination and matters related thereto, including amendments that would permit the Company to withdraw a certain amount of accrued interests in the Trust Account to pay certain accrued and ongoing expenses and other organizational matters to assist in identifying and consummating an initial business combination. As such, the Voting and Non-Redemption Shareholders, through the Voting and Non-Redemption Agreements agreed with the Company to not redeem their Class A Ordinary Shares and to also vote for the Amendment Proposals at a future meeting of the shareholders of Company. The Voting Shareholders further agreed with the Company to vote in favor of the Amendment Proposals at a future meeting of the Company. This Meeting has therefore been called to put the Amendment Proposals to a vote of the Company’s shareholders in order to approve the Amendment Proposals.

As of the record date, the Sponsor, who the Company expects to vote in favor of the Amendment Proposals, the Voting and Non-Redemption Shareholders and the Voting Shareholders beneficially owned approximately 74% of the outstanding Ordinary Shares entitled to vote at the Meeting. Accordingly, unless the Sponsor does not vote in favor of the Amendment Proposals, or the Voting and Non-Redemption Agreements and Voting Agreements are terminated in accordance with their terms, the Amendment Proposals will be approved without the need for the affirmative votes of any other shareholders AT The Meeting.

The Meeting

Date, Time and Place of the Meeting

The enclosed proxy is solicited by the Board in connection with an extraordinary general meeting of shareholders to be held on July 17, 2026 at 11:00 a.m. Eastern Time at the office of Troutman Pepper Locke LLP at 875 Third Avenue, 17th Floor, New York, NY 10022, United States and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. The Company will be holding the Meeting via live webcast. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/m3brigadev/ext2026.

Purpose of the Meeting

At the Meeting, you will be asked to consider and vote upon the following matters:

1.      Proposal No. 1 — The Extension Proposal — A proposal to approve, by way of special resolution, an amendment to the Company’s Articles in the form set forth in Annex A to extend the date by which the Company must consummate an initial business combination to the Extension Date, and such other modifications to the Articles as may be necessary to give effect to the Extension Proposal.

2.      Proposal No. 2 — The Trust Interest Withdrawal Proposal — A proposal to approve, by way of special resolution, an amendment to the Company’s Articles in the form set forth in Annex A, to permit the Company, following the effective date of this amendment and the redemption of Public Shares in connection with the approval of the Extension Amendment, to withdraw up to an aggregate amount of interest earned on the funds held in the Company’s Trust Account, equal to $0.10 for each outstanding Class A Ordinary Share held by a Public Shareholder that is not redeemed and remains outstanding immediately following the effective date of this amendment, of which (a) $1,000,000 will be used to pay certain ordinary course expenses of the Company and (b) any amounts in excess of such $1,000,000 will be used to pay accrued liabilities as of the effective date of the effective date of the Trust Interest Withdrawal Amendment, and such other modifications to the Articles as may be necessary to give effect to the Trust Interest Withdrawal Proposal;

3.      Proposal No. 3 — The Name Change Proposal — A proposal to approve, by way of special resolution, (i) a change of name of the Company from M3-Brigade Acquisition V Corp. to Velos Acquisition I Corp., and (ii) an amendment to the Company’s Articles, in the form set forth in Annex A, to effect the change of the Company’s legal name to Velos Acquisition I Corp., and to change the definition of the term “Sponsor” to mean MI7 Sponsor, LLC, and such other modifications to the Articles as may be necessary to give effect to the Name Change Proposal;

4.      Proposal No. 4 — The Fairness Opinion Proposal — A proposal to approve, by way of special resolution, an amendment to the Company’s Articles in the form set forth in Annex A, to remove Article 49.12 (fairness opinion requirement) from the Articles in its entirety, and such other modifications to the Articles as may be necessary to give effect to the Fairness Opinion Proposal;

5.      Proposal No. 5 — The Trust Agreement Amendment Proposal — A proposal to approve, by way of an ordinary resolution, an amendment, in the form set forth in Annex B, to the Trust Agreement to permit the Company, following the effective date of the Trust Interest Withdrawal Amendment, to withdraw up to an aggregate amount of interest earned on the funds held in the Company’s Trust Account equal to $0.10 for each outstanding Class A Ordinary Share held by a Public Shareholder that is not redeemed and remains outstanding immediately following the effective date of this amendment, of which (a) $1,000,000 will be used to the certain ordinary course expenses of the Company and (b) any amounts in excess of such $1,000,000 will be used to pay accrued liabilities as of the effective date of the Trust Interest Withdrawal Amendment.

6.      Proposal No. 6 — The Adjournment Proposal — A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of any of the Amendment Proposals or if we determine that additional time is necessary to effectuate the Extension or the Amendments.

If the Extension Proposal is not approved and we do not consummate an initial business combination by August 2, 2026, in accordance with our Articles, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Company’s warrants will expire worthless.

The purpose of the Trust Interest Withdrawal Proposal and the Trust Agreement Amendment Proposal is to increase the amount of funds available to the Company to finance expenses in connection with identifying a potential business combination target and consummating a business combination. The Company has incurred significant expenses in connection with the previously announced proposed ReserveOne Business Combination, which terminated on June 12, 2026. The Company will continue to incur expenses to identify an attractive business combination target, including by evaluating potential target businesses, performing business due diligence on potential target businesses, traveling to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, reviewing corporate documents and material agreements of prospective target businesses and structuring, negotiating and consummating a business combination and other corporate purposes. Deficiencies in working capital may impede the identification of an attractive initial business combination target and the consummation of a business combination. Accordingly, our Board believes that implementation of the Trust Interest Withdrawal Amendment and the Trust Agreement Amendment is advisable to provide the Company with additional working capital to support the Company’s efforts to identify an attractive business combination target and consummate an initial business combination.

If the Trust Interest Withdrawal Amendment and the Trust Agreement Amendment are implemented, working capital would be permitted to be distributed to the Company from the interest earned on the funds in the Trust Account to the extent such interest is accrued prior to the date of the Trust Interest Withdrawal Amendment. The Trust Agreement Amendment would permit the Company, following the effective date of the Trust Interest Withdrawal Amendment, to withdraw up to an aggregate amount of interest earned on the funds held in the Company’s Trust Account in an amount equal to $0.10 for each Class A Ordinary Share issued in the Company’s initial public offering that held by a Public Shareholder is not redeemed and remains outstanding immediately following the effective date of the Trust Interest Withdrawal Amendment, of which (a) $1,000,000 will be used to pay certain ordinary course expenses of the Company and (b) any amounts in excess of such $1,000,000 will be used to pay accrued liabilities as of the effective date of the amendment to the Company’s Articles to the extent such interest is accrued prior to the date of the Amendments. As such, the Company could effectively transfer the costs of expenses to its Public Shareholders (as defined below) that do not elect to redeem their Public Shares in connection with the Extension Amendment by withdrawing interest earned in the Trust Account in an amount equal to $0.10 per Class A Ordinary Share accrued prior to the date of the Trust Interest Withdrawal Amendment for payment of such expenses. The distribution of such interest by the Trustee shall occur as and when directed by the Company following the approval of the Trust Interest Withdrawal Amendment. Any such amounts will not reduce the amount distributable to Public Shareholders that elect to redeem their Ordinary Shares in connection with approval of the Extension Amendment, but would not be included in any funds paid to our Public Shareholders in the event of future redemptions by such shareholders or a liquidation of the Company.

The Name Change Proposal is being put forward to change Company’s name from “M3-Brigade Acquisition V Corp.” to “Velos Acquisition I Corp.” and to change the definition of the term “Sponsor” to mean MI7 Sponsor, LLC. The Name Change Proposal is being put forward to reflect the new direction of the Company following the termination of the ReserveOne Business Combination.

Section 49.12 of our Articles requires that in the event we enter into an initial business combination with a target business that is affiliated with our Sponsor, a Founder, a Director or an Officer (each, as defined in the Articles), we, or a committee of our independent directors, must obtain an opinion from an independent investment banking firm or another valuation or appraisal firm that regularly renders fairness opinions on the type of target business the Company is seeking to acquire that is a member of FINRA or an independent accounting firm that such a business combination is fair to the Company from a financial point of view.

The purpose of the Fairness Opinion Proposal is to eliminate the requirement to obtain a fairness opinion with respect to certain potential business combination transactions and provide the Board greater flexibility to determine whether to obtain a fairness opinion with respect to any such potential transaction, including, without limitation, (i) if the Sponsor or management has a material interest in a proposed business combination, (ii) the size of a potential business combination, (iii) the potential target’s industry and whether market price of companies in such industry are volatile, (iv) the cost of a fairness opinion and other transaction expenses for a proposed business combination and (v) whether fairness opinions are typically delivered in similar transactions as the proposed business combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the proposals or if we determine that additional time is necessary to effectuate the Extension or the other Articles Amendments. The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Amendment Proposals or if we determine that additional time is necessary to effectuate the Extension or the other Articles Amendments.

The approval of each of the Extension Proposal, the Trust Interest Withdrawal Proposal, the Name Change Proposal, and the Fairness Opinion Proposal, require a special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. Approval of the Trust Agreement Amendment Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a majority of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. Notwithstanding shareholder approval of the Extension Proposal, our Board will retain the right to not implement the Extension at any time before the implementation thereof without any further action by our shareholders.

Public Shareholders may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Proposal regardless of whether or how such Public Shareholders vote with respect to the Extension Proposal. Additionally, redemption payments for Redemption Elections in connection with this Meeting will only be made if the Extension Proposal receives the requisite shareholder approvals and we determine to implement the Extension. If the Extension Proposal is approved by the requisite vote of shareholders, the remaining Public Shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account when an initial business combination is submitted to the shareholders. Furthermore, if the Extension Proposal is approved and the Extension is implemented, then in accordance with the terms of Trust Agreement, as amended, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the Trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the passage of the Extension Date.

Any demand for redemption, once made, may be withdrawn at any time until the Meeting and, thereafter, with the Company’s consent. If a holder of Public Shares delivers the certificate representing such holder’s Ordinary Shares in connection with a Redemption Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the Transfer Agent return the certificate (physically or electronically).

The withdrawal of funds from the Trust Account in connection with a Redemption Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be reduced from the approximate $312,197,620 that was in the Trust Account as of June 26, 2026. Pursuant to the Voting and Non-Redemption Agreements, the Voting and Non-Redemption Shareholders have agreed with the Company not to redeem up to an aggregate of approximately 16,000,000 Class A Ordinary Shares.

Only holders of record of our Ordinary Shares at the close of business on June 25, 2026 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The Record Date with respect to this solicitation is the close of business on June 25, 2026 and only shareholders of record at that time will be entitled to vote at the Meeting and any adjournments or postponements thereof.

If you are a holder of record of Ordinary Shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting in person or virtually at the Meeting. Attendance at the Meeting alone will not change your vote. If your Ordinary Shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

Appraisal or Dissenters’ Rights

Neither Cayman Islands law nor our Articles provide for appraisal or dissenter’s rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their Ordinary Shares in connection with their objection to such proposals.

Outstanding Shares and Quorum

The number of outstanding Ordinary Shares entitled to vote at the Meeting is 35,937,500 Ordinary Shares issued and outstanding as of June 26, 2026, which consists of 28,750,000 Class A Ordinary Shares and 7,187,500 Class B Ordinary Shares. Each Ordinary Share is entitled to one vote. The presence of holders of one-third of the issued and outstanding Ordinary Shares of the Company being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy (which would include presence virtually at the Meeting) shall be a quorum. Abstentions and broker non-votes will have no effect on the outcome of the proposals. The Ordinary Shares are entitled to vote together as a single class on each proposal at the Meeting.

Abstentions and Broker Non-Votes

An abstention occurs when a shareholder attends a meeting, or is represented by proxy, but abstains from voting. Assuming that a quorum is present, a shareholder’s abstention will have no effect on the outcome of the votes on the proposals.

Generally, if Ordinary Shares are held in street name, the beneficial owner of the Ordinary Shares is entitled to give voting instructions to the broker, bank or other nominee holding the Ordinary Shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the Ordinary Shares with respect to matters that are considered to be “routine,” but cannot vote the Ordinary Shares with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, reverse stock splits, shareholder proposals, elections of directors (even if not contested), and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. Each of the proposals to be considered at the Meeting are considered to be “non-routine,” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your Ordinary Shares with respect to such “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your Ordinary Shares, and your broker can tell you how to provide these instructions.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Meeting:

Proposal	Vote Required
Extension Proposal

A special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

Trust Interest Withdrawal Amendment Proposal

A special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

Proposal	Vote Required
Name Change Proposal

A special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

Fairness Opinion Proposal

A special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

Trust Agreement Amendment Proposal

An ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

Adjournment Proposal

An ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

Abstentions will have no effect on the proposals, assuming a quorum is present.

As of the Record Date, the Sponsor, who the Company expects to vote in favor of the Amendment Proposals, the Voting and Non-Redemption Shareholders and the Voting Shareholders beneficially owned approximately 74% of the outstanding Ordinary Shares entitled to vote at the Meeting. Accordingly, unless the Sponsor does not vote in favor of the Amendment Proposals, or the Voting and Non-Redemption Agreements and Voting Agreements are terminated in accordance with their terms, the Articles Amendment Proposals will be approved without the need for the affirmative votes of any other shareholders.

The chairman of the Meeting may adjourn the Meeting whether or not there is a quorum, to reconvene at the same or some other place, and may adjourn the Meeting from time to time until a quorum shall be present. Under the Articles, if there is no quorum within half an hour from the time appointed for the Meeting, the Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as our Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Meeting to commence, the shareholders present shall be a quorum. If the Meeting is adjourned for 30 days or more, notice of the adjourned Meeting must be given. Otherwise, it will not be necessary to give any such notice of the adjourned Meeting.

In addition to an adjournment of the Meeting upon approval of the Adjournment Proposal, the Board is empowered under Cayman Islands law to postpone the Meeting at any time prior to the Meeting being called to order in accordance with the Articles. In such event, the Company will issue a press release and take such other steps as it believes are necessary and practical under the circumstances to inform its shareholders of the postponement of the Meeting.

Voting Procedures

Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your proxy card shows the number of Ordinary Shares that you own.

•        You can vote your Ordinary Shares in advance of the Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your Ordinary Shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your Ordinary Shares are represented and voted at the Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your Ordinary Shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your Ordinary Shares, your Ordinary Shares will be voted as recommended by our Board. Our Board recommends voting “FOR” the Extension Proposal, Trust Interest Withdrawal Proposal, Name Change Proposal, Fairness Opinion Proposal, Trust Agreement Amendment Proposal, and the Adjournment Proposal.

•        You can attend the Meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your Ordinary Shares are held in the name of your broker, bank or other nominee, you must you first submit a legal proxy to Continental. Continental will then issue you a valid control number which will allow you to vote at the Meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your Public Shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Meeting. You may contact Sodali, our proxy solicitor at:

Sodali & Co

333 Ludlow Street, 5th Floor

Stamford, CT 06902

Attn: M&A and Activism Advisory Group

Toll Free Telephone: (800) 662-5200

Main Telephone: (203) 658-9400

E-mail: MBAV@info.sodali.com

We have retained Sodali to aid in the solicitation of proxies. Sodali will receive a fee of $20,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Some banks and brokers have customers who beneficially own Public Shares listed of record in the names of nominees and we intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.

Delivery of Proxy Materials to Shareholders

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        if the Ordinary Shares are registered in the name of the shareholder, the shareholder should contact us at our offices at M3-Brigade Acquisition V Corp., 200 Park Avenue, 58th Floor, New York, NY. 10166, Attn: Investor Relations.

•        if a bank, broker or other nominee holds the Ordinary Shares, the shareholder should contact the bank, broker or other nominee directly.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

•        The fact that our Original Sponsor purchased 7,187,500 Founder Shares from the Company for an aggregate price of $25,000, the Original Sponsor and Cantor originally purchased Private Placement Warrants from the Company for an aggregate purchase price of $8,337,500. All Founder Shares and 5,043,750 Private Placement Warrants were subsequently sold by the Original Sponsor to our Sponsor for $6,467,500 and 3,293,750 Private Placement Warrants were subsequently sold by Cantor to the Sponsor for $10.00. The Founder Shares had an aggregate market value of approximately $77,768,750 based on the last sale price for the Company’s Public Shares of $10.82 on Nasdaq on June 26, 2026. The Private Placement Warrants had an aggregate market value (assuming they have the same value per warrant as the Public Warrants) of $3,501,750 based on the last sale price for the Public Warrants of $0.42 on Nasdaq on June 26, 2026.

•        the fact that if the proposals are approved and the Extension and the Trust Interest Withdrawal Amendment and the Trust Agreement Amendment are implemented, the Company would have additional time to consummate a business combination and would be permitted to withdraw up to an aggregate amount of interest earned on the funds held in the Company’s Trust Account in an amount equal to $0.10 for each outstanding Class A Ordinary Share that is held by a Public Shareholder and is not redeemed. Such amount withdrawn would not be included in any funds paid to our Public Shareholders in the event of future redemptions by such Public Shareholders or a liquidation of the Company. Notwithstanding implementation of the Extension and the Trust Interest Withdrawal Proposal and Trust Agreement Amendment, if the Company does not consummate a business combination by the August 2, 2027, the Company will be required by its Articles to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholder’s rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholder and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law, and the Sponsor would be entitled to receive residual funds in the Company’s working capital not used for payment of Company’s dissolution expenses or other applicable obligations.

•        The fact that the Company, our Sponsor, ReserveOne, Pubco and the SPA Investors entered into Securities Purchase Agreements pursuant to which, upon the effectiveness of the Amendments, among other things, the Sponsor will sell to the SPA native Investors 4,279,279 Class A Ordinary Shares issuable upon the conversion of Class B Ordinary Shares held by the Sponsor which will be treated as Founder Shares resulting in gross proceeds to our Sponsor of $14,250,000.

•        the fact that, unless the Company consummates the initial business combination, the Sponsor and our directors and officers will not receive reimbursement for any out-of-pocket expenses incurred by them on behalf of the Company to the extent that such expenses may exceed the amount of available proceeds not deposited in the Trust Account;

•        the fact that the Sponsor has made outstanding loans to the Company in the aggregate amount of approximately $3,6,00,000 in working capital advances, which amount the Company will be unable to repay to the Sponsor to the extent that the amount of such loans exceeds the amount of available proceeds not deposited in the Trust Account if a business combination is not completed;

•        the fact that a portion of the net proceeds from the sale of the Transferred Shares is expected to be used by the Sponsor to make one or more loans to the Company up to an aggregate of $4,000,000 for purposes of paying “Covered Expenses” (as defined in the Securities Purchase Agreements), which consist of accrued expenses of the Company that are due and payable by the Company as of the closing of the Alternative Investment Transaction.

•        the fact that certain officers and directors are either direct and indirect limited partners of our Sponsor, or have direct or indirect economic interests in our Sponsor.

Additionally, if the Amendment Proposals are approved and we consummate an initial business combination, the Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

Redemption Rights and Procedures

Public Shareholders may seek to redeem the Public Shares that they hold, regardless of whether they vote for the Extension Proposal, against the Extension Proposal, or do not vote in relation to the Extension Proposal.

Any Public Shareholder may request redemption of their Public Shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the Extension Amendment, including interest earned on the funds held in the Trust Account (less taxes payable), divided by the number of then-outstanding Public Shares, provided, however that such Public Shareholder must follow the procedures outlined in this proxy statement/prospectus (including, with respect to Public Shares that are part of Units, that the Units must first be separated into component Public Shares and Public Warrants as described in this proxy statement), in order to receive cash for any Public Shares such Public Shareholder intends to redeem. For illustrative purposes, based upon the amount in the Trust Account as of June 26, 2026, which was approximately $312,197,620, the Company estimates that the per-share pro rata portion of the Trust Account for the redemption of the Class A Ordinary Shares will be approximately $10.86 at the time of the Meeting (the “Redemption Price”).

If a Public Shareholder exercises its redemption rights, then it will be exchanging its redeemed Public Shares for cash and will no longer own such shares. Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, only with the Company’s consent, until the consummation of the initial business combination, or such other date as determined by the Board. The holder can make such request by contacting the Transfer Agent, at the address or email address listed in this proxy statement/prospectus.

Notwithstanding the foregoing, a holder of Public Shares, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13 of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares without the prior consent of the Board. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Certain of the Company’s insiders will not have redemption rights with respect to any Public Shares owned by them, directly or indirectly.

You will be entitled to receive cash for any Public Shares to be redeemed only if you:

•        hold Public Shares or hold Public Shares through Units and you elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares; and

•        prior to 5:00 p.m., Eastern Time, on July 15, 2026 (two business days prior to the vote at the Meeting):

•        submit a written request to the Transfer Agent that the Company redeem your Public Shares for cash and

•        deliver your share certificates (if any) and other redemption forms to the Transfer Agent, physically or electronically through DTC.

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct them to do so. Public Shares that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, only with the Company’s consent, until the consummation of the Extension, or such other date as determined by the Company’s Board. The holder can make such request by contacting the Transfer Agent, at the address or email address listed in this proxy statement. The Company will be required to honor such request only if made prior to the deadline for exercising redemption requests.

If the Extension Proposal is not approved or if the Extension is not completed for any reason, then the Public Shareholders who elected to exercise their redemption rights will not be entitled to redeem their shares. In such case, the Company will promptly return share certificates (if any) and other redemption forms previously delivered by Public Shareholders.

The closing price of Public Shares on June 26, 2026 was $10.82 per share. Prior to exercising redemption rights, shareholders should verify the market price of Public Shares, as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the Redemption Price. The Company cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the Redemption Price stated above, as there may not be sufficient liquidity in the Company’s securities when the Company’s shareholders wish to sell their shares.

If a Public Shareholder exercises its redemption rights, then it will be exchanging its redeemed Public Shares for cash and will no longer own those Public Shares. Public Shareholders will be entitled to receive cash for their Public Shares only if they:

•        hold Public Shares or hold Public Shares through Units and have elected to separate their Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares; and

•        prior to 5:00 p.m., Eastern Time, on July 15, 2026 (two business days prior to the vote at the Meeting) (i) submitted a written request to the Transfer Agent that the Company redeem the holder’s Public Shares for cash and (ii) delivered the holder’s share certificates (if any) and other redemption forms to the Transfer Agent, physically or electronically through DTC.

If you intend to seek redemption of your Public Shares, you will need to deliver your share certificates (if any) and other redemption forms (either physically or electronically) to the Transfer Agent prior to the Meeting, as described in this proxy statement. If you have questions regarding the certification of your position or delivery of your Ordinary Shares, please contact:

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attention: SPAC Redemption Team
E-mail: compliance@continentalstock.com

Prior to exercising redemption rights, shareholders should verify the market price of our Ordinary Shares, as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the Redemption Price. We cannot assure you that you will be able to sell your Ordinary Shares in the open market, even if the market price per share is higher than the Redemption Price stated above, as there may not be sufficient liquidity in our Ordinary Shares when you wish to sell your Ordinary Shares.

If you exercise your redemption rights and the redemption is effectuated, your Ordinary Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those Ordinary Shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these Ordinary Shares only if you properly and timely request redemption.

If the Extension Proposal is not approved and we do not consummate a business combination by August 2, 2026, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (which interest shall be less of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Our warrants to purchase Ordinary Shares will expire worthless.

Holders of outstanding Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver to Continental written instructions to separate such Units into Public Shares and Public Warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the Public Shares upon the separation of the Units into Public Shares and Public Warrants.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions to Continental. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the Public Shares upon the separation of the Units into Public Shares and Public Warrants. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

The Amendment Proposals

Background

As described above, the Company is a blank check company whose business purposes is to effect a business combination and we concluded our IPO on August 2, 2024, see, “The Company — Overview.” Our Articles provide us with 24 months from the date of our IPO to complete an initial business combination, which is August 2, 2026. As further described above, on July 7, 2025, we entered into the ReserveOne Business Combination, which was subsequently terminated due to market conditions on June 12, 2026, see, “The Company — Termination of the ReserveOne Business Combination.”

Reasons for the Amendment Proposals

The Amendment Proposals being presented to shareholders at the Meeting are to provide us with additional time to complete a businesses combination. The Company is proposing to amend its Articles to extend the date by which the Company must consummate a business combination to the Extension Date. In addition, the Company is proposing to amend its Articles and the Trust Agreement to permit the release of interest from the Trust Account, to pay a portions of the Company’s accrued and future working capital expenses. Following the termination of the ReserveOne Business Combination, the Company believes it requires additional time to identify and consummate a business combination.

Our Articles currently provide that the Company must liquidate the Trust Account if it has not consummated its initial business combination by August 2, 2026. Without the Extension, we believe that we will not be able to complete an initial business combination on or before August 2, 2026. Therefore, the Board has determined that it is in the best interests of the Company and its shareholders to extend the date by which the Company has to consummate an initial business combination to the Extension Date in order for our shareholders to have the opportunity to participate in an investment in a combined company. In addition, the Board believes that it is advantageous for the Board to be able to determine whether to liquidate and dissolve the Company at an earlier date. Approval of the Extension Proposal is a condition to the implementation of the Extension.

The reason for the Trust Interest Withdrawal Proposal and the Trust Agreement Amendment Proposal is to increase the amount of funds available to the Company to finance expenses in connection with identifying a potential business combination target and consummating a business combination. The Company has incurred significant expenses in connection with the previously announced proposed ReserveOne Business Combination, which terminated on June 12, 2026. The Company will continue to incur expenses to identify an attractive business combination target, including by evaluating potential target businesses, performing business due diligence on potential target businesses, traveling to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, reviewing corporate documents and material agreements of prospective target businesses and structuring, negotiating and consummating a business combination and other corporate purposes. Deficiencies in working capital may impede the identification of an attractive initial business combination target and the consummation of a business combination. Accordingly, our Board believes that implementation of the Trust Interest Withdrawal Amendment and the Trust Agreement Amendment is advisable to provide the Company with additional working capital to support the Company’s efforts to identify an attractive business combination target and consummate an initial business combination.

If the Trust Interest Withdrawal Amendment and the Trust Agreement Amendment are implemented, working capital would be permitted to be distributed to the Company from the interest earned on the funds in the Trust Account to the extent such interest is accrued prior to the date of the Trust Interest Withdrawal Amendment. The Trust Agreement Amendment would permit the Company, following the effective date of the Trust Interest Withdrawal Amendment, to withdraw up to an aggregate amount of interest earned on the funds held in the Company’s Trust Account in an amount equal to $0.10 for each Class A Ordinary Share issued in the Company’s initial public offering that is held by a Public Shareholder that is not redeemed and remains outstanding immediately following the effective date of the Trust Interest Withdrawal Amendment, of which (a) $1,000,000 will be used to pay certain ordinary course expenses of the Company and (b) any amounts in excess of such $1,000,000 will be used to pay accrued liabilities as of the effective date of the amendment to the Company’s Articles to the extent such interest is accrued prior to the date of the Amendments. As such, the Company could effectively transfer the costs of expenses to its Public Shareholders (as defined below) that do not elect to redeem their Public Shares in connection with the Extension Amendment by withdrawing interest earned in the Trust Account in an amount equal to $0.10 per Class A Ordinary Share accrued prior to the date of the Trust Interest Withdrawal Amendment for payment of such expenses. The distribution of such interest by the Trustee shall occur as and when directed by the Company following the approval of the Trust Interest Withdrawal Amendment. Any such amounts will not reduce the amount distributable to Public Shareholders that elect to redeem their Ordinary Shares in connection with approval of the Extension Amendment, but would not be included in any funds paid to our Public Shareholders in the event of future redemptions by such shareholders or a liquidation of the Company.

The Name Change Proposal is being put forward to change Company’s name from “M3-Brigade Acquisition V Corp.” to “Velos Acquisition I Corp.” and to change the definition of the term “Sponsor” to mean MI7 Sponsor, LLC. The Name Change Proposal is being put forward to reflect the new direction of the Company following the termination of the ReserveOne Business Combination.

Section 49.12 of our Articles requires that in the event we enter into an initial business combination with a target business that is affiliated with our Sponsor, a Founder, a Director or an Officer (each, as defined in the Articles), we, or a committee of our independent directors, must obtain an opinion from an independent investment banking firm or another valuation or appraisal firm that regularly renders fairness opinions on the type of target business the Company is seeking to acquire that is a member of FINRA or an independent accounting firm that such a business combination is fair to the Company from a financial point of view.

The purpose of the Fairness Opinion Proposal is to eliminate the requirement to obtain a fairness opinion with respect to certain potential business combination transactions and provide the Board greater flexibility to determine whether to obtain a fairness opinion with respect to any such potential transaction, including, without limitation, (i) if the Sponsor or management has a material interest in a proposed business combination, (ii) the size of a potential business combination, (iii) the potential target’s industry and whether market price of companies in such industry are volatile, (iv) the cost of a fairness opinion and other transaction expenses for a proposed business combination and (v) whether fairness opinions are typically delivered in similar transactions as the proposed business combination.

The Sponsor has agreed to waive its redemption rights with respect to its Founder Shares (as defined below) and Public Shares (as defined below) in connection with a shareholder vote to approve the Articles Amendments.

In the event that we enter into a definitive agreement for an initial business combination prior to the Meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing a proposed business combination.

A copy of the proposed amendment to the Articles are attached to this proxy statement as Annex A, and a copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendments to the Articles and the Trust Agreement in its entirety for a more complete description of its terms.

If the Amendment Proposals are Approved

If the Amendment Proposals are approved, the Company will file an amendment to the Articles, in the form presented in Annex A, with the Companies Register in the Cayman Islands, which will be effective upon filing. Upon the effectiveness of the Articles Amendments and the amendment to the Articles, the Company will execute the Trust Agreement Amendment to the Trust Agreement, in the form attached as Annex B hereto. The Company will remain a reporting Company under the Exchange Act, and its Units, Class A Ordinary Shares, and Public Warrants will remain publicly traded on Nasdaq. The Company will then continue to work to consummate an initial business combination by the Extension Date.

If the Extension Proposal is approved, the Extension, in the form presented in Annex A, hereto will be effective upon the conclusion of the Meeting, and the Trust Account will not be liquidated except in connection with our completion of a business combination, or in connection with our liquidation if we do not complete a business combination by the Extension Date. We will then continue to attempt to consummate an initial business combination until the Extension Date.

The Board is at liberty to fix an earlier date before August 2, 2027, by which the Company is required to consummate a business combination, and if the Company does not consummate a business combination by such earlier date, the Company shall, subject to the redemption of Public Shares and the approval of the remaining shareholders and directors, be liquidated and dissolved as promptly as reasonably possible.

If the Extension Proposal is approved, the Board will have the flexibility to liquidate the Trust Account and dissolve in accordance with law and to redeem all Public Shares on a specified date following the filing of the Extension at any time before or after August 2, 2026, and on or prior to the Extension Date.

Approval of the Trust Interest Withdrawal Proposal and the Trust Agreement Amendment Proposal will increase the amount of funds available to the Company to finance expenses in connection with identifying a potential business combination target and consummating a business combination. The Company has incurred significant expenses in connection with the previously announced proposed ReserveOne Business Combination, which terminated on June 12, 2026. Additionally, the Company will continue to incur expenses to identify an attractive business combination target, including by evaluating potential target businesses, performing business due diligence on potential target businesses, traveling to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, reviewing corporate documents and material agreements of prospective target businesses and structuring, negotiating and consummating a business combination and other corporate purposes.

If the Trust Interest Withdrawal Amendment and the Trust Agreement Amendment are implemented, If the Trust Interest Withdrawal Amendment and the Trust Agreement Amendment is approved, the Company will withdraw up to an aggregate amount of interest earned on the funds held in the Company’s Trust Account in an amount equal to $0.10 for each outstanding Class A Ordinary Share that is held by a Public Shareholder and is not redeemed, of which (a) $1,000,000 will be used to pay certain ordinary course expenses of the Company and (b) any amounts in excess of such $1,000,000 will be used to pay accrued liabilities as of the effective date of the amendment to the Company’s Articles.

If the Name Change Proposal is approved, the Company’s name will change from “M3-Brigade Acquisition V Corp.” to “Velos Acquisition I Corp.”

Shareholders will not be required to exchange outstanding share certificates for new share certificates if the Name Change Proposal is approved.

If the Fairness Opinion Proposal is approved, the Company will no longer be required to obtain a fairness opinion with respect to certain potential business combination transactions, and will thus have greater flexibility to determine whether to obtain a fairness opinion with respect to any such potential transaction, including, without limitation, (i) if the Sponsor or management has a material interest in a proposed business combination, (ii) the size of a potential business combination, (iii) the potential target’s industry and whether market price of companies in such industry are volatile, (iv) the transaction expenses for a business combination and (v) whether fairness opinions are typically delivered in similar transactions as the proposed business combination.

You are not being asked to vote on any business combination transaction at this time. If the Extension Proposal is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote for an initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event our initial business combination is approved and completed or if the Company has not consummated the initial business combination prior to the Extension Date, subject to the terms of the Articles.

If the Amendment Proposals are not Approved

If the Extension Proposal is not approved and we have not consummated a business combination by August 2, 2026, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (which shall be less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. We do not believe it is likely that, if the Extension Proposal is not approved, we will be able to consummate a business combination by August 2, 2026.

In connection with the Extension Proposal, Public Shareholders may elect to redeem their Ordinary Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, regardless of whether such Public Shareholders vote “FOR” or “AGAINST” the Extension Proposal, and an Election can also be made by Public Shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Meeting. Public Shareholders may make an Election regardless of whether such Public Shareholders were holders as of the Record Date. However, redemption payments for Redemption Elections in connection with this Meeting will only be made if the Extension Proposal receives the requisite shareholder approval and we determine to implement the Extension. If the Extension Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a business combination is submitted to the shareholders, subject to any limitations set forth in our Articles, as amended by the Extension (as long as their Election is made at least two (2) business days prior to the Meeting at which the shareholders’ vote is sought). Each redemption of Ordinary Shares by our Public Shareholders will decrease the amount in our Trust Account, which as of June 26, 2026, was approximately $312,197,620. The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $10.86 at the time of the Meeting. In addition, Public Shareholders who do not make the Election would be entitled to have their Ordinary Shares redeemed for cash if the Company has not completed a business combination by the Extension Date or our earlier liquidation.

To exercise your redemption rights, you must tender your Ordinary Shares to the Company’s Transfer Agent at least two (2) business days prior to the Meeting (or July 15, 2026). You may tender your Ordinary Shares by delivering or tendering your Ordinary Shares (and share certificate(s) (if any) and other redemption forms) electronically using the DTC’s DWAC system. If you hold your Ordinary Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Ordinary Shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its Public Shares.

If the Trust Interest Withdrawal Amendment and the Trust Agreement Amendment are not approved, the Company will not withdraw up to an aggregate amount of interest earned on the funds held in the Company’s Trust Account equal to $0.10 for each outstanding Class A Ordinary Share that is held by a Public Shareholder and is not redeemed and such liabilities will remain outstanding. However, as of the Record Date, the Sponsor, who the Company expects to vote in favor of the Trust Interest Withdrawal Amendment and the Trust Agreement Amendment, the Voting and Non-Redemption Shareholders and the Voting Shareholders beneficially owned approximately 74% of the outstanding Ordinary Shares entitled to vote at the Meeting. Accordingly, unless the Sponsor does not vote in favor of the Trust Interest Withdrawal Proposal, or the Voting and Non-Redemption Agreements and Voting Agreements are terminated in accordance with their terms, the Extension Proposal will be approved without the need for the affirmative votes of any other shareholders.

If the Name Change Proposal is not approved, the Company’s name will remain “M3-Brigade Acquisition V Corp.”

If the fairness opinion is not approved, the Company will lack the flexibility to determine whether to obtain a fairness opinion in respect of certain transactions.

U.S. Federal Income Tax Considerations For Shareholders Exercising Redemption Rights

U.S. Federal Income Tax Considerations to U.S. Holders

This section makes references to holders of Ordinary Shares that elect to have their Ordinary Shares “converted” for cash. For purposes of this description, “conversion” refers to the process of requesting that a holder’s Ordinary Shares be redeemed for cash in accordance with the terms of the Articles and with applicable Cayman Islands law. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A Ordinary Shares of the Company and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Internal Revenue Code (the “Code”)) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Ordinary Shares

In the event that a U.S. Holder’s Class A Ordinary Shares of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Ordinary Shares under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of Ordinary Shares of our Ordinary Shares treated as held by the U.S. Holder (including any share constructively owned by the U.S. Holder as a result of owning rights) relative to all of our Ordinary Shares both before and after the redemption. The redemption of Class A Ordinary Shares generally will be treated as a sale of the Class A Ordinary Shares (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only share actually owned by the U.S. Holder, but also Ordinary Shares of our share that are constructively owned by it. A U.S. Holder may constructively own, in addition to share owned directly, Ordinary Shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any share the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A Ordinary Shares which could be acquired pursuant to the exercise of the right. In order to meet the substantially disproportionate test, the percentage of our outstanding voting Ordinary Shares actually and constructively owned by the U.S. Holder immediately following the redemption of Class A Ordinary Shares must, among other requirements, be less than 80% of our outstanding voting Ordinary Shares actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of our Ordinary Shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the Ordinary Shares of our Ordinary Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Ordinary Shares owned by certain family members and the U.S. Holder does not constructively own any other Ordinary Shares. The redemption of the Class A Ordinary Shares will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “— Taxation of Distributions.”

U.S. Holders of our Class A Ordinary Shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Ordinary Shares of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Ordinary Shares Treated as a Sale

If the redemption qualifies as a sale of Class A Ordinary Shares, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Ordinary Shares so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A Ordinary Shares is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A Ordinary Shares based upon the then fair market values of the Class A Ordinary Shares and the three-quarters of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A Ordinary Shares so redeemed. A U.S. Holder’s adjusted tax basis in its Class A Ordinary Shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A Ordinary Shares or the U.S. Holder’s initial basis for Class A Ordinary Shares received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A Ordinary Shares, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A Ordinary Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Ordinary Shares and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Ordinary Shares Treated as a Sale.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to persons that are not U.S. Holder (“Non-U.S. Holders”) of our Class A Ordinary Shares that elect to have their Class A Ordinary Shares of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A Ordinary Shares of the Company and is not a U.S. Holder.

Redemption of Class A Ordinary Shares

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A Ordinary Shares generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A Ordinary Shares, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our Class A Ordinary Shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Ordinary Shares of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Ordinary Shares Treated as a Sale

If the redemption qualifies as a sale of Class A Ordinary Shares, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A Ordinary Shares of the Company, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A Ordinary Shares, and, in the case where Ordinary Shares of our Class A Ordinary Shares are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A Ordinary Shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the Ordinary Shares of our Class A Ordinary Shares. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A Ordinary Shares, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of Ordinary Shares of our Class A Ordinary Shares, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its Ordinary Shares of our Class A Ordinary Shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A Ordinary Shares, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for Ordinary Shares in connection with the Extension Amendment Proposal.

Vote Required for Approval of the Amendment Proposals

For each of the Extension Proposal, Trust Interest Withdrawal Proposal, Name Change Proposal, and Fairness Opinion Proposal, Cayman Islands law requires a special resolution under the Company’s existing Articles, being a resolution passed by at least two-thirds majority of the votes cast by holders of issued and outstanding Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a majority of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

A shareholder’s failure to vote by proxy or to vote in person at the Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will not count as votes cast and therefore have no effect on the Amendment Proposals.

As of the Record Date, the Sponsor, who the Company expects to vote in favor of the Amendment Proposals, the Voting and Non-Redemption Shareholders and the Voting Shareholders beneficially owned approximately 74% of the outstanding Ordinary Shares entitled to vote at the Meeting. Accordingly, unless the Sponsor does not vote in favor of the Extension Proposal, or the Voting and Non-Redemption Agreements and Voting Agreements are terminated in accordance with their terms, the Articles Amendment Proposals will be approved without the need for the affirmative votes of any other shareholders.

The Articles Amendments — Full Text of Resolutions

Proposal 1 — The Extension Proposal

The full text of the Resolution to be voted upon is as follows:

RESOLVED, by way of a special resolution, that:

(i)     Article 49.6 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“In the event that the Company does not consummate a Business Combination within: (i) 36 months from the consummation of the IPO, (ii) or such other time as the Members may approve in accordance with the Articles (an “Extension Approval”), or (iii) such earlier liquidation date as the Directors may approve in which to consummate a Business Combination (the “Completion Window”), the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)    as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less (i) taxes payable, (ii) any portion of the Extension Withdrawal Amount not previously released to the Company, and (iii) up to $100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(ii)    Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“In the event that any amendment is made to the Articles:

(a)     to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination within the Completion Window (for the avoidance of doubt, as extended pursuant to any Extension Approval); or

(b)    with respect to any other material provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment (including, for the avoidance of doubt, any Extension Approval), at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable), divided by the number of then outstanding Public Shares.”

(iii)   Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of: (i) an IPO Redemption, (ii) a repurchase of shares by means of a tender offer pursuant to this Article, or (iii) a distribution of the Trust Account pursuant to this Article. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.”

Proposal 2 — The Trust Interest Withdrawal Proposal

The full text of the Resolution to be voted upon is as follows:

RESOLVED, by way of special resolutions, that:

(i)     By adding a new Article 49.13, immediately after Article 49.12 of the Articles of Association of the Company as follows:

“Subsequent to the redemption of Public Shares (if any) pursuant to Article 49.7 in connection with the approval of the extension of the Completion Window (the “Initial Extension Approval”) to the date being 36 months from the consummation of the IPO, the Company may withdraw from the Trust Account up to an aggregate amount of interest earned on the funds held in the Trust Account equal to $0.10 for each Public Share that is not redeemed and remains outstanding immediately following the Initial Extension Approval (the “Extension Withdrawal Amount”), as follows:

(a)     $1,000,000 of the Extension Withdrawal Amount (the “Working Capital Interest Amount”) may be withdrawn from the Trust Account by the Company following the Initial Extension Approval and shall be used solely to fund working capital requirements and expenses incurred by the Company in the ordinary course, including without limitation, with respect to legal, accounting, printing, insurance trust and stock transfer services, not in excess of $1,000,000; and

(b)    any amount of the Extension Withdrawal Amount in excess of the Working Capital Interest Amount may be withdrawn from the Trust Account by the Company promptly following the Initial Extension Approval and shall be used solely to fund accrued liabilities of the Company that are due and payable as of the date of the Initial Extension Approval.”

(ii)    By adding a new Article 49.14, immediately after Article 49.13 of the Articles of Association of the Company as follows:

“For the avoidance of doubt, the Extension Withdrawal Amount shall reduce the aggregate amount on deposit in the Trust Account, and therefore the per-Share redemption price payable to holders of Public Shares upon any subsequent redemption of Public Shares in connection with a Business Combination, the expiration of the Completion Window (as extended pursuant to any Extension Approval), or any other redemption event pursuant to these Articles.”

Proposal 3 — The Name Change Proposal

The full text of the Resolution to be voted upon is as follows:

RESOLVED, by way of special resolutions, that:

(i)     that the name of the Company be changed from M3-Brigade Acquisition V Corp. to Velos Acquisition I Corp.;

(ii)    that Articles be amended to change the name of the Company from “M3-Brigade Acquisition V Corp.” to “Velos Acquisition I Corp.”

Proposal 4 — The Fairness Opinion Proposal

The full text of the Resolution to be voted upon is as follows:

RESOLVED, by way of special resolutions, that:

(i)     Article 49.12 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“The Company may enter into a Business Combination with a target business that is an Affiliate of the Sponsor, a Founder, a Director or an Officer.”

Proposal 5 — The Trust Agreement Amendment Proposal

The full text of the Resolution to be voted upon is as follows:

Resolved, as an ordinary resolution, to approve an amendment to the Investment Management Trust Agreement dated July 31, 2025 between Continental Stock Transfer & Trust Company and the Company (the “Trust Agreement”), to permit the Company, following the effective date of the Trust Interest Withdrawal Amendment, to withdraw up to an aggregate amount of interest earned on the funds held in the Company’s Trust Account in an amount equal to $0.10 for each outstanding Class A Ordinary Share held by a public shareholder that is not redeemed, of which (a) $1,000,000 will be used to pay certain ordinary course expenses of the Company and (b) any amounts in excess of such $1,000,000 will be used to pay accrued liabilities as of the effective date of the Trust Interest Withdrawal Amendment.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE EXTENSION PROPOSAL, “For” the Trust Interest Withdrawal Proposal, “For” the Name Change Proposal, “For” the Fairness Opinion Proposal, and “For” the Trust Agreement Amendment Proposal.

The Adjournment Proposal

Background

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented at the Meeting in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

In addition to an adjournment of the Meeting upon approval of the Adjournment Proposal, the Board is empowered under Cayman Islands law to postpone the Meeting at any time prior to the Meeting being called to order in accordance with the Articles. In such event, the Company will issue a press release and take such other steps as it believes are necessary and practical under the circumstances to inform its shareholders of the postponement of the Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Full Text of Resolution

The full text of the Resolution to be voted upon is as follows:

“Resolved, as an ordinary resolution, to approve the adjournment of the extraordinary general meeting of shareholders to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Trust Interest Withdrawal Proposal, the Name Change Proposal, the Fairness Opinion Proposal, or the Trust Agreement Amendment Proposal, or if we otherwise determine that additional time is necessary to effectuate the Amendments (the “Adjournment Proposal”).”

Vote Required for Approval

The approval of the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. Accordingly, assuming that a quorum is present, a shareholder’s failure to vote, as well as an abstention and a broker non-vote, will have no effect on the outcome of the Adjournment Proposal.

As of the Record Date, the Sponsor, who the Company expects to vote in favor of the Amendment Proposals, the Voting and Non-Redemption Shareholders and the Voting Shareholders beneficially owned approximately 74% of the outstanding Ordinary Shares entitled to vote at the Meeting. Accordingly, unless the Sponsor does not vote in favor of the Extension Proposal, or the Voting and Non-Redemption Agreements and Voting Agreements are terminated in accordance with their terms, the Articles Amendment Proposals will be approved without the need for the affirmative votes of any other shareholders.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

Security Ownership of Certain Beneficial Owners and Management

The following table and accompanying footnotes set forth information with respect to the beneficial ownership of the Company, as of June 26, 2026 by:

•        each person known by the Company to be the beneficial owner of more than 5% of outstanding Ordinary Shares;

•        each current executive officer and director of the Company; and

•        all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such Ordinary Shares. The following table does not reflect record or beneficial ownership of the shares of Ordinary Shares underlying the Private Placement Warrants and the Public Warrants.

Beneficial ownership of Class A Ordinary Shares is based on 35,937,500 Class A Ordinary Shares issued and outstanding as of June 26, 2026, which consists of 28,750,000 Class A Ordinary Shares and 7,187,500 Class B Ordinary Shares.

Name and Address of Beneficial Owners	Number of Class A Ordinary Shares(2)	Number of Class B Ordinary Shares(3)	% of Class A Ordinary Shares	% of Class B Ordinary Shares
Directors and Executive Officers(1):
Thomas L. Fairfield	—	—	—	—
Edward D. Murphy	—	—	—	—
Paul W. Kopsky, Jr.	—	—	—	—
Franklin Liu Tsung	—	—	—	—
Charles H. F. Garner	—	—	—	—
Thomas Boychuk	—	—	—	—
Chinh Chu	—	(4)	—	(4)
All Directors and Executive Officers as a group (7 individuals)	—	—	—	—

Greater than 5% Beneficial Owners:
MI7 Sponsor, LLC (the Sponsor)(5)	—	7,187,500	—	100%
The Goldman Sachs Group, Inc.(6)	1,424,430	—	5.0%	—
Polar Asset Management Partners Inc.(7)	3,812,849	—	13.3%	—
Barclays PLC(8)	1,862,500	—	6.5%	—
HGC Investment Management Inc(9)	1,500,000	—	5.2%	—
Meteora Capital, LLC(10)	3,889,047	—	13.5%	—
Jain Global LLC(11)	2,846,250	—	9.9%	—
Saba Capital Management, L.P.(12)	1,585,000	—	5.51%	—

____________

(1)      Unless otherwise noted, the business address of each of the following is 200 Park Avenue, 58th Floor, New York, NY. 10166.

(2)      The reported number of Class A Ordinary Shares does not include Class A Ordinary Shares that would be issued upon the conversion of Class B Ordinary Shares to Class A Ordinary Shares.

(3)      The Class B Ordinary Shares can be converted into Class A Ordinary Shares on a one-for-one basis.

(4)      See footnote number 5 below for disclosures about ownership of entities affiliated with Mr. Chu.

(5)     The Sponsor directly holds the Ordinary Shares reported herein. If the Class B Ordinary Shares were converted to Class A Ordinary Shares, Sponsor would directly hold 20% of the Class A Ordinary Shares outstanding. The CC MI7 SPV, LL, is the parent company of the Sponsor (the “Sponsor Parent”) and is the controlling member of the Sponsor. CC Capital Ventures LLC (“CC Ventures”) is the controlling member of the Sponsor Parent and CC Capital SP, LP (“CC Capital SP”) is the sole member of CC Ventures. CC Capital GP, LLC (“CC Capital GP”) is the general partner of CC Capital SP, and Mr. Chu is the sole member of CC Capital GP. Each of Mr. Chu, CC Capital GP, CC Capital SP, CC Capital Ventures, and the Sponsor Parent may be deemed to beneficially own the Ordinary Shares directly held by the Sponsor due to their relationships with the Sponsor. Each of the Sponsor Parent, CC Capital Ventures, CC Capital SP, CC Capital GP and Chinh Chu disclaims beneficial ownership of the securities of the Company held directly by Sponsor except to the extent of its or his pecuniary interest therein, directly or indirectly. The principal address of each of Sponsor, the Sponsor Parent, CC Ventures, CC Capital SP, CC Capital GP, and Mr. Chu is 200 Park Avenue, 58th Floor, New York, New York 10166.

(6)      According to a Schedule 13G/A filed on November 14, 2025, by Goldman Sachs & Co. LLC, a New York limited liability company, and The Goldman Sachs Group, Inc., a Delaware corporation. The principal address of Goldman Sachs & Co. LLC and The Goldman Sachs Group, Inc. is 200 West Street, New York, NY 10282. The Goldman Sachs Group Inc. is the parent holding company of Goldman Sachs & Co. LLC and Goldman Sachs & Co. LLC is a registered broker or dealer and a registered investment advisor.

(7)      According to a Schedule 13G/A filed on April 7, 2026, by (a) Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) with respect to the Ordinary Shares held directly by PMSMF. The principal business address for Polar Asset Management Partners Inc. is 16 York Street, Suite 2900, Toronto, Ontario, M5J 0E6.

(8)      According to a Schedule 13G/A filed on March 21, 2025, by Barclays PLC. Barclays PLC is the parent holding company of Barclays Bank PLC. The principal business address of Barclays PLC is 1 Churchill Place, London — E14 5HP.

(9)      According to a Schedule 13G filed on February 14, 2025 by HGC Investment Management Inc., a company incorporated under the laws of Canada, which serves as the investment manager to The HGC Fund LP, an Ontario limited partnership, with respect to the Class A Ordinary Shares held by HGC Investment Management Inc. on behalf of The HGC Fund LP. The principal business address of HGC Investment Management Inc. is 1027 Yonge St, Suite 301, Toronto, ON M4W 2K9.

(10)    According to a Schedule 13G/A filed on May 15, 2026, by Meteora Capital, LLC, a Delaware limited liability company (“Meteora Capital”). The address of the principal business office for Meteora Capital is: 1200 N Federal Hwy, #200, Boca Raton FL 33432.

(11)    According to a Schedule 13G filed on March 31, 2026 by (a) Jain Global LLC, Delaware limited liability company (“Jain Global”), (b) Jain Holdings LLC, a Delaware limited liability company (“Jain Holdings”), and (c) Mr. Robert Jain, a U.S. citizen. The principal business address for Jain Global, Jain Holdings and Mr. Robert Jain is 9 West 57th Street, 39th Floor, New York, New York, 10019.

(12)    According to a Schedule 13G/A filed on May 20, 2026 by (a) Saba Capital Management, L.P., a Delaware limited liability company (“Saba Capital”), (b) Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”) and (c) Mr. Boaz Weinstein, a U.S. citizen. The principal business address for Saba Capital, Saba GP and Mr. Boaz Weinstein is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Where You Can Find More Information

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the proposals, by contacting the Company’s proxy solicitor at the following address and telephone number:

Sodali & Co

333 Ludlow Street, 5th Floor

Stamford, CT 06902

Attn: M&A and Activism Advisory Group

Toll Free Telephone: (800) 662-5200

Main Telephone: (203) 658-9400

E-mail: MBAV@info.sodali.com

You may also contact us at the following address: M3-Brigade Acquisition V Corp., 200 Park Avenue, 58th Floor, New York, NY. 10166, Attn: Investor Relations.

In order to receive timely delivery of the documents in advance of the Meeting, you must make your request for information no later than July 10, 2026.

ANNEX A

proposed amendment to
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
M3-BRIGADE ACQUISITION V CORP.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

RESOLVED, as special resolutions, that:

(i) Article 49.6 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“In the event that the Company does not consummate a Business Combination within: (i) 36 months from the consummation of the IPO, (ii) or such other time as the Members may approve in accordance with the Articles (an “Extension Approval”), or (iii) such earlier liquidation date as the Directors may approve in which to consummate a Business Combination (the “Completion Window”), the Company shall:

(a)         cease all operations except for the purpose of winding up;

(b)         as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less (i) taxes payable, (ii) any portion of the Extension Withdrawal Amount not previously released to the Company, and (iii) up to $100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)         as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(ii) Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“In the event that any amendment is made to the Articles:

(a)         to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination within the Completion Window (for the avoidance of doubt, as extended pursuant to any Extension Approval); or

(b)         with respect to any other material provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment (including, for the avoidance of doubt, any Extension Approval), at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable), divided by the number of then outstanding Public Shares.”

Annex A-1

(iii) Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of: (i) an IPO Redemption, (ii) a repurchase of shares by means of a tender offer pursuant to this Article, or (iii) a distribution of the Trust Account pursuant to this Article. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.”

PROPOSAL NO. 2 — THE TRUST INTEREST WITHDRAWAL PROPOSAL

RESOLVED, as special resolutions, that:

(i) By adding a new Article 49.13, immediately after Article 49.12 of the Articles of Association of the Company as follows:

“Subsequent to the redemption of Public Shares (if any) pursuant to Article 49.7 in connection with the approval of the extension of the Completion Window (the “Initial Extension Approval”) to the date being 36 months from the consummation of the IPO, the Company may withdraw from the Trust Account up to an aggregate amount of interest earned on the funds held in the Trust Account equal to $0.10 for each Public Share that is not redeemed and remains outstanding immediately following the Initial Extension Approval (the “Extension Withdrawal Amount”), as follows:

(a)         $1,000,000 of the Extension Withdrawal Amount (the “Working Capital Interest Amount”) may be withdrawn from the Trust Account by the Company following the Initial Extension Approval and shall be used solely to fund working capital requirements and expenses incurred by the Company in the ordinary course, including without limitation, with respect to legal, accounting, printing, insurance trust and stock transfer services, not in excess of $1,000,000; and

(b)         any amount of the Extension Withdrawal Amount in excess of the Working Capital Interest Amount may be withdrawn from the Trust Account by the Company promptly following the Initial Extension Approval and shall be used solely to fund accrued liabilities of the Company that are due and payable as of the date of the Initial Extension Approval.”

(ii) By adding a new Article 49.14, immediately after Article 49.13 of the Articles of Association of the Company as follows

“For the avoidance of doubt, the Extension Withdrawal Amount shall reduce the aggregate amount on deposit in the Trust Account, and therefore the per-Share redemption price payable to holders of Public Shares upon any subsequent redemption of Public Shares in connection with a Business Combination, the expiration of the Completion Window (as extended pursuant to any Extension Approval), or any other redemption event pursuant to these Articles.”

PROPOSAL NO. 3 — THE NAME CHANGE PROPOSAL

RESOLVED, as special resolutions, that:

The definition of ‘Sponsor’ be deleted in its entirety and replaced as follows:

““Sponsor” means MI7 Sponsor, LLC, a Delaware limited liability company, and its successors or assigns.”

PROPOSAL NO. 4 — THE FAIRNESS OPINION PROPOSAL

RESOLVED, as special resolutions, that:

(i) Article 49.12 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“The Company may enter into a Business Combination with a target business that is an Affiliate of the Sponsor, a Founder, a Director or an Officer.”

Annex A-2

ANNEX B

FIRST AMENDMENT TO

INVESTMENT MANAGEMENT TRUST AGREEMENT

This FIRST AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made and entered into as of July 17, 2026 by and among Velos Acquisition I Corp., formerly known as M3-Brigade Acquisition V Corp., a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Any capitalized terms used in this Amendment and not defined herein shall have the meaning given to it in the Investment Management Trust Agreement (as defined below).

WHEREAS, Company and Trustee entered in the Investment Management Trust Agreement, dated July 31, 2024 (the “Trust Agreement”); and

WHEREAS, the Shareholders of the Company approved an amendment (the “Charter Amendment”) to the Company’s amended and restated memorandum and articles of association on July 17, 2026 (as amended by the Charter Amendment, the “Articles”), with such Charter Amendment taking effect on July 17, 2026 (the “Charter Amendment Effective Date”), that, among other things, permits the withdrawal of an aggregate amount of interest earned on the funds held in the Trust Account equal to $0.10 for each Ordinary Share issued in the Offering that is not redeemed and remains outstanding immediately following the Charter Amendment Effective Date (the “Extension Withdrawal Amount”); and

WHEREAS, the Company and the Trustee desire to enter into this Agreement to amend the terms and conditions pursuant to which the Trustee shall hold the Property.

NOW THEREFORE, IT IS AGREED:

1.           Amendment of Section 1(l). Section 1(l), shall be amended by deleting and replacing Section 1(l) in its entirety with the following:

(l)          Upon written request from the Company, which may be given on or after the Charter Amendment Effective Date in a form substantially similar to that attached hereto as Exhibit E (an “Extension Withdrawal Instruction”), withdraw up to an aggregate amount of interest earned on the funds held in the Trust Account in an amount equal to $0.10 for each Ordinary Share issued in the Offering as permitted by Article 49.13 of the Articles that is not redeemed and remains outstanding as of the close of business on July 17, 2026 (an “Extension Withdrawal Amount”), of which (i) $1,000,000 will be used to fund working capital requirements and expenses incurred by the Company in the ordinary course, including without limitation, with respect to legal, accounting, printing, insurance, trust and stock transfer services, not in excess of $1,000,000 in the aggregate; and (ii) any amounts in excess of such $1,000,000 will be used solely to fund accrued liabilities of the Company that are due and payable as of the Charter Amendment Effective Date; and

2.           Addition of Section 1(m). Section 1(m) set forth below shall be added to Section 1 of the Trust Agreement:

(m)        Not make any withdrawals or distributions from the Trust Account other than pursuant to Section 1(i), 1(j), 1(k), or 1(l) above.

3.           Amendment of Section 2(a). Section 2(a) shall be amended so that the reference in the second sentence to “Sections 1(h), 1(i), and 1(j)” shall be deleted and replaced with a reference to “Sections 1(i), 1(j), 1(k) and 1(l)”.

4.           Amendment of Section 2(c). Section 2(c) shall be amended so that the reference in the first sentence to “Sections 1(i) through 1(k)” shall be deleted and replaced with a reference to “Sections 1(i) through 1(l)”.

5.           Amendment of Section 2(e). Section 2(e) shall be amended to add the words, “Extension Withdrawal Instruction (s),” after the words, “Shareholder Redemption Withdrawal Instruction(s)”.

6.           Amendment of Section 3(k). Section 3(k) shall be amended so that the reference to “Sections 1(h), 1(i), or 1(j)” is replaced with a reference to “Sections 1(i), 1(j), 1(k), or 1(l)”.

Annex B-1

7.           Amendment of Section 6(c). Section 6(c) shall be amended so that the reference in the second sentence to “Sections 1(h), 1(i), or 1(j)” is replaced with a reference to “Sections 1(i), 1(j), 1(k), or 1(l)”.

8.           Amendment of Schedule A. Schedule A shall be amended so that both reference in row three to “Section 1(i), 1(j) and 1(k)” is replaced with a reference to “Section 1(i), 1(j), 1(k) and 1(l)”.

9.           Addition of Exhibit E. Exhibit E shall be added to the Investment Management Trust Agreement and shall be in the form attached to this Amendment as Exhibit E.

Annex B-2

2026 YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail M3-BRIGADE ACQUISITION V CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on July 16, 2026. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend the extraordinary general meeting, visit: https://www.cstproxy.com/m3brigadev/ext2026 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS M3-BRIGADE ACQUISITION V CORP. The undersigned, revoking any previous proxies relating to these Ordinary Shares, hereby acknowledges receipt of the notice and proxy statement, dated June 29, 2026, (the “Proxy Statement”) in connection with the extraordinary general meeting of shareholders of M3-Brigade Acquisition V Corp. (the “Company”) and at any postponements or adjournments thereof (the “Meeting”) to be held at 11:00 a.m. Eastern Time on July 17, 2026 at the office of Troutman Pepper Locke LLP, located at 875 Third Ave, 17th Floor, New York, New York 10022 and to be simultaneously held virtually on July 17, 2026 at 11:00 a.m. Eastern Time, accessible at https://www.cstproxy.com/m3brigadev/ext2026, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Thomas Fairfield and Paul Kopsky, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all Ordinary Shares of the Company registered in the name provided, held of record as of June 25, 2026, which the undersigned is entitled to vote at the Meeting and at any postponement or adjournments thereof, with all powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement and in the proxies’ discretion on such other matters as may properly come before the Meeting or any adjournment or postponement thereof. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Proxy Statement. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DATED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTIONS ARE GIVEN AS TO THE PROPOSALS, AND THIS PROXY IS PROPERLY EXECUTED AND DATED, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS, IF PRESENTED. (Continued and to be marked, dated and signed on the other side)

2026 Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on July 17, 2026 The notice of Meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/m3brigadev/ext2026 PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. Please mark your votes like this X Proposal No. 1 — The Extension Proposal — A proposal to approve, by way of special resolution, an amendment to the Company’s amended and restated memorandum and articles of association (the “Articles”), in the form set forth in Annex A to the accompanying Proxy Statement, to extend the date by which the Company must consummate an initial business combination by 12 months (the “Extension”), to August 2, 2027, or such earlier date as may be determined by the Board in its sole discretion, and such other modifications to the Articles as may be necessary to give effect to the Extension Proposal. FOR AGAINST ABSTAIN Proposal No. 2 — The Trust Interest Withdrawal Proposal — A proposal to approve, by way of special resolution, an amendment to the Company’s Articles, in the form set forth in Annex A to the accompanying Proxy Statement, to permit the Company, following the effective date of this amendment and redemption of Public Shares in connection with the approval of the Extension Amendment, to withdraw up to an aggregate amount of interest earned on the funds held in the Company’s Trust Account equal to $0.10 for each outstanding Class A Ordinary Shares held by a Public Shareholder that is not redeemed and remains outstanding immediately following the effective date of this amendment, of which (a) $1,000,000 will be used to pay certain ordinary course expenses of the Company and (b) any amounts in excess of such $1,000,000 will be used to pay accrued liabilities as of the effective date of the amendment to the Company’s Articles, and such other modifications to the Articles as may be necessary to give effect to the Trust Interest Withdrawal Proposal. FOR AGAINST ABSTAIN Proposal No. 3 — The Name Change Proposal — A proposal to approve, by way of special resolution, (i) a change of name of the Company from M3-Brigade Acquisition V. Corp. to Velos Acquisition I Corp., and (ii) an amendment to the Company’s Articles, in the form set forth in Annex A to the accompanying Proxy Statement, to effect the change of the Company’s legal name to Velos Acquisition I Corp. and to change the definition of the term “Sponsor” to mean MI7 Sponsor, LLC, and such other modifications to the Articles as may be necessary to give effect to the Name Change Proposal. FOR AGAINST ABSTAIN Proposal No. 4 — The Fairness Opinion Proposal — A proposal to approve, by way of special resolution, an amendment to the Company’s Articles, in the form set forth in Annex A to the accompanying Proxy Statement, to remove the second sentence of Article 49.12 (fairness opinion requirement) from the Articles in its entirety, and such other modifications to the Articles as may be necessary to give effect to the Fairness Opinion Proposal. FOR AGAINST ABSTAIN Proposal No. 5 — The Trust Agreement Amendment Proposal — A proposal to approve, by way of an ordinary resolution, an amendment, in the form set forth in Annex B to the accompanying Proxy Statement, to the Investment Management Trust Agreement dated July 31, 2024 between Continental Stock Transfer & Trust Company and the Company, to permit the Company, following the effective date of the Trust Interest Withdrawal Amendment to withdraw up to an aggregate amount of interest earned on the funds held in the Company’s Trust Account equal to $0.10 for each outstanding Class A Ordinary Share held by a public shareholder that is not redeemed and remains outstanding immediately following the effective date of this amendment, of which (a) $1,000,000 will be used to pay certain ordinary course expenses of the Company and (b) any amounts in excess of such $1,000,000 will be used to pay accrued liabilities as of the effective date of the Trust Interest Withdrawal Amendment. FOR AGAINST ABSTAIN Proposal No. 6 — The Adjournment Proposal — A proposal to approve, by way of ordinary resolution, an adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of any of the Amendment Proposals or if we determine that additional time is necessary to effectuate the Extension or the Amendments. FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date 2026. Note: Signature should agree with name printed hereon. If Ordinary Shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person or authorized entity.